SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement              [ ] Confidential, for use of the
                                                 Commission only (as permitted
[X] Definitive proxy statement                   by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to          [ ] Definitive Additional Materials
    Section 250.14(a) - 11(c) or
    Section 250.14a-12

                                    AON FUNDS
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         [ ] Fee paid previously with preliminary materials.

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         [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:
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

                                    AON FUNDS
                      AON CENTER, 200 EAST RANDOLPH STREET
                             CHICAGO, ILLINOIS 60601
January 18, 2002

Dear Shareholder,

         I am writing to inform you of the upcoming special meeting of shareholders of the Aon Funds, a Delaware business trust (the "Trust"), consisting of the shareholders of the Money Market Fund, the Government Securities Fund and the Asset Allocation Fund (each a "Fund" and collectively, the "Funds"), each a separate series of the Trust, which will be held concurrently with a special meeting of the shareholders of the Asset Allocation Fund. This joint special meeting is to be held at 8:30 a.m., Wednesday, February 20, 2002, at the offices of Aon Corporation, Aon Center, Third Floor, Room 3W22A, 200 East Randolph Street, Chicago, Illinois 60601. At this meeting, you are being asked to vote on several important proposals affecting the Funds.

         The first two proposals, to be voted upon by the shareholders of all Funds voting together, are (a) to elect seven (7) trustees to the board of trustees of the Trust and (b) to consider ratification of the selection of Ernst & Young LLP as independent public accountants for the Trust for the 2002 fiscal year.

         The next three proposals involve only the Asset Allocation Fund and they will be voted upon by only the shareholders of the Asset Allocation Fund. Each of Proposals 3, 4 and 5 relate in various respects to the proposed engagement of Ned Davis Research, Inc. as investment sub-advisor to the Asset Allocation Fund. Because of this connection, none of Proposals 3, 4 and 5 will be implemented unless all are approved by the shareholders of the Asset Allocation Fund.

         Proposal 3 is to consider approval of a new investment advisory agreement between the Trust, on behalf of the Asset Allocation Fund, and Aon Advisors, Inc., the investment adviser of the Asset Allocation Fund. This new investment advisory agreement, if approved, will allow Aon Advisors, Inc. to hire a sub-advisor to assist in the management of the Asset Allocation Fund and will increase the investment advisory fee payable by the Asset Allocation Fund to Aon Advisors, Inc. Proposal 4 is to consider approval of an investment sub-advisory agreement between Aon Advisors, Inc. and Ned Davis Research, Inc. with respect to the Asset Allocation Fund. Proposal 5 is to consider changes to several of the fundamental investment policies of the Asset Allocation Fund to allow for investments in options, futures and swap contracts in order to reflect changes in the investment management techniques proposed to be implemented by the proposed sub-advisor.

         The board of trustees of the Trust has approved these proposals and recommends a vote "FOR" each proposal. The enclosed materials provide more information about this vote. After you review the enclosed materials, we ask that you vote FOR the proposals. Please vote by completing, dating and signing your proxy card and mailing it to us today. If you have any questions regarding the issues to be voted on or need assistance in voting by proxy, please call Nina Danao, at (312) 831-3327.

         Thank you for investing in the Funds and for your continuing support.


                                                Sincerely,

                                                /s/ Michael A. Conway

                                                Michael A. Conway
                                                President

                                    AON FUNDS
                      AON CENTER, 200 EAST RANDOLPH STREET
                             CHICAGO, ILLINOIS 60601

                        NOTICE OF MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 2002

         Notice is hereby given that a meeting of the shareholders of the Aon Funds, a Delaware business trust (the "Trust"), consisting of the shareholders of the Money Market Fund, the Government Securities Fund and the Asset Allocation Fund (each a "Fund" and collectively, the "Funds"), each a separate series of shares representing a separate portfolio of investments with its own investment objective and policies, of the Trust, which will be held concurrently with a special meeting of the shareholders of the Asset Allocation Fund. This joint special meeting will be held at 8:30 a.m., central standard time, on Wednesday, February 20, 2002 at the offices of Aon Corporation, Aon Center, Third Floor, Room 3W22A, 200 East Randolph Street, Chicago, Illinois 60601 for the following purposes:

     For Shareholders of All Funds, Voting Together:

         (1) To elect seven (7) trustees to the board of trustees of the Trust.

         (2) To consider ratification of the selection of Ernst & Young LLP as independent public accountants for the Trust for the 2002 fiscal year.

     For Shareholders of the Asset Allocation Fund:

         (3) To approve or disapprove a new investment advisory agreement between the Trust, on behalf of the Asset Allocation Fund, and Aon Advisors, Inc., the investment adviser of the Asset Allocation Fund, providing for (i) Aon Advisors, Inc. to hire a sub-advisor to assist in the management of the Asset Allocation Fund and (ii) an increase in the investment advisory fee payable by the Asset Allocation Fund to Aon Advisors, Inc.

         (4) To approve or disapprove a new investment sub-advisory agreement between Aon Advisors, Inc. and Ned Davis Research, Inc. with respect to the Asset Allocation Fund.

         (5) To approve or disapprove changes to the fundamental investment policies of the Asset Allocation Fund to allow for investments by the Asset Allocation Fund in options, futures and swap contracts.

         Each proposal is discussed more fully in the accompanying proxy statement.

         Only shareholders of record at the close of business on Monday, January 7, 2002, the record date for this meeting, shall be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

         As a shareholder of one or more of the Funds, you are asked to attend the meeting either in person or by proxy. If you are unable to attend the meeting in person, we urge you to vote by proxy. Please complete, sign, date and promptly return the enclosed proxy card in the enclosed envelope. Your prompt voting by proxy will help assure a quorum at the meeting. Voting by proxy will not prevent you from voting your shares in person at the meeting, should you decide to attend. You may revoke your proxy before it is exercised at the meeting by submitting to the Secretary of the respective Fund a written notice of revocation or a subsequently signed proxy card.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY

                                  By Order of the Board of Trustees of the Trust

                                  /s/ Catherine M. Lyczko

January 18, 2002                  Catherine M. Lyczko
                                  Secretary

                                    AON FUNDS
                      AON CENTER, 200 EAST RANDOLPH STREET
                             CHICAGO, ILLINOIS 60601

                                January 18, 2002

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on February 20, 2002

         This Proxy Statement is being furnished on behalf of Aon Funds (the "Trust") and the proxies will be voted at the special meeting (the "Meeting") of shareholders of the Trust to be held on February 20, 2002 at 8:30 a.m., central standard time, at the offices of Aon Corporation, Aon Center, Third Floor, Room 3W22A, 200 East Randolph Street, Chicago, Illinois 60601 and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting of Shareholders. The Notice of Special Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about January 18, 2002.

     General Information about the Trust

         The Trust is an open-end management investment company formed as a Delaware business trust on May 16, 1996 and registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust is the successor to Aon Asset Management Fund, Inc., a Virginia corporation, which dissolved shortly after transferring all of its assets to successor funds of the Trust in 1996.

     General Information about the Funds

         The Trust currently issues three separate series of shares (each, a "Fund" and collectively, the "Funds"), each representing a separate portfolio of investments with its own investment objective and policies (commonly known as a mutual fund). The funds that are currently offered are the Money Market Fund, the Government Securities Fund and the Asset Allocation Fund. The Trust issues a separate series of shares for each Fund representing undivided beneficial interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

         Each Fund is a separate series of the Trust and is treated as a separate entity for certain purposes under the Investment Company Act and for certain other purposes. A shareholder of one Fund has an interest in the assets only of that Fund and is not deemed to be a shareholder of any other Fund. As described below, for certain matters shareholders of the Trust vote together as a group; as to other matters they vote separately by Fund. Each Fund bears its own expenses and other liabilities and also a share of the Trust's general liabilities and expenses. All three of the Funds are diversified mutual funds within the meaning of the Investment Company Act.

     General Information about the Investment Advisor

         The investment adviser for each of the Funds is Aon Advisors, Inc. ("AAI"), with offices at Aon Center, 200 East Randolph Street, Chicago, Illinois 60601. AAI also provides administrative services to the Trust. AAI, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is currently a wholly owned subsidiary of Aon Corporation, Aon Center, 200 East Randolph Street, Chicago, Illinois 60601. Aon Corporation is a holding company whose common stock is listed on the New York, Chicago and London stock exchanges. Aon Corporation's subsidiaries carry on business in three distinct segments: (i) insurance brokerage and other services,
(ii) consulting, and (iii) insurance underwriting. Trust shares are distributed through Aon Securities Corporation ("ASC"), which is a wholly owned subsidiary of Aon Corporation. ASC's offices are located at Aon Center, 200 East Randolph Street, Chicago, Illinois 60601.

         Aon Corporation and its subsidiary companies and affiliates, by virtue of their shareholder interests in any Fund at any particular date, may be considered to be controlling persons of the Trust and such Fund and may be able to cast a deciding vote on all matters submitted to a vote of the Trust's or such Fund's shareholders. Due to the holdings of Aon Corporation and its subsidiaries and affiliates on the record date set for this meeting by the board of trustees of the Trust (the "Board"), Aon Corporation and its subsidiaries and affiliates are controlling persons of the Trust and each Fund and can cast the deciding vote on all matters submitted to a vote of the shareholders of the Trust and each Fund at this meeting.

     Recent developments pertaining to Aon Corporation

         On April 20, 2001, the board of directors of Aon Corporation approved, in principle, a plan to spin off its insurance underwriting businesses to the common stockholders of Aon Corporation, creating two independent, publicly traded companies. The spin-off would take the form of a tax-free dividend of the outstanding shares of common stock of Combined Specialty Corporation, a new company formed to hold Aon Corporation's underwriting business. The transaction requires final board approval, a favorable ruling from the Internal Revenue Service and certain insurance regulatory approvals and is currently expected to be completed by Spring 2002.

         The underwriting business Aon Corporation plans to spin off is reflected primarily in its insurance underwriting segment, one of Aon Corporation's three operating segments. This segment currently provides accident and health and life insurance coverages and extended warranty and property and casualty insurance products through five major subsidiaries: Combined Insurance Company of America, Combined Life Insurance Company of New York, Virginia Surety Company, Inc., London General Insurance Company Limited and Aon Warranty Group, Inc. These subsidiaries, which will become subsidiaries of the new Combined Specialty, now carry, and are expected to continue to carry, virtually all of the fixed maturity investments and equity security investments of Aon Corporation. It is therefore expected that, if the spin-off is accomplished, AAI would become a part of Combined Specialty. Immediately following the transaction, Combined Specialty's total assets are expected to exceed $7 billion.

     Shareholder Meetings and Voting

         The Trust does not hold annual shareholder meetings. Under the Agreement and Declaration of Trust of Aon Funds (the "Declaration"), the trustees, the chairman of the Board or the president of the Trust may call meetings of the shareholders from time to time. Shareholders under certain circumstances have the right to call a meeting of shareholders for the purpose of voting to remove members of the Board. In addition, shareholders of the respective Funds will have the power to vote at meetings with respect to, among other things, changes in fundamental investment policies and restrictions of such Funds, approval of changes to investment advisory agreements and such additional matters relating to the Trust or such Funds as required by the Investment Company Act.

         This meeting has been called by the Board pursuant to Article V,
Section 2 of the Declaration. The table below summarizes the proposals on which shareholders are being asked to vote and indicates which shareholders are entitled to vote on each proposal. Proposal 1 relates generally to all of the Funds; shareholders of all Funds will vote together on this proposal. Proposal 2 relates generally to all of the Funds; shareholders of all Funds will vote together on this proposal. Proposal 3, 4 and 5 relate only to the Asset Allocation Fund; only shareholders of the Asset Allocation Fund will vote on these proposals.

                                                                                         Shareholders Who Will Vote
Proposal            Brief Description of the Proposal                                          on the Proposal
--------            ---------------------------------                                    --------------------------
Proposal 1          To elect seven (7) individuals to serve as trustees of the Trust     Shareholders of all Funds
                                                                                         voting together

Proposal 2          To consider ratification of the selection of Ernst & Young LLP as    Shareholders of all Funds
                    independent public accountants for the Trust for the 2002 fiscal     voting together
                    year

Proposal 3          To approve or disapprove a new investment advisory agreement         Only shareholders of the
                    between the Trust, on behalf of the Asset Allocation Fund, and Aon   Asset Allocation Fund
                    Advisors, Inc., the investment adviser of the Asset Allocation
                    Fund, providing for (i) Aon Advisors, Inc. to hire a sub-advisor to assist in the management of the Asset Allocation Fund and (ii)
                    an increase in the investment advisory fee payable by the Asset
                    Allocation Fund to Aon Advisors, Inc.

Proposal 4          To approve or disapprove a new investment sub-advisory agreement     Only shareholders of the
                    between Aon Advisors, Inc. and Ned Davis Research, Inc. with         Asset Allocation Fund
                    respect to the Asset Allocation Fund.

Proposal 5          To approve or disapprove changes to the fundamental investment       Only shareholders of the
                    policies of the Asset Allocation Fund to allow for investments by    Asset Allocation Fund
                    the Asset Allocation Fund in options, futures and swap contracts.

     General Voting Rights

         As to any matter on which shareholders of the Trust are entitled to vote, they shall be entitled to one non-cumulative vote for each full share and to a proportionate fractional vote for each fractional share standing in the shareholder's name on the books of the Trust. Shares do not have preemptive or subscription rights. In no event shall holders of shares of a series or class be entitled to vote such shares with respect to any matter that does not affect any interest of such series or class, as the case may be, unless otherwise required by the Investment Company Act. All shares then issued and outstanding and entitled to be voted shall be voted on a series by series basis, except that:

     o shares shall be voted in the aggregate without differentiation among the separate series and classes in the case of the election or removal of trustees and where otherwise required by the Investment Company Act or the Declaration;

     o shares shall be voted by class where required by the Investment Company Act; and

     o the trustees in their sole discretion may determine that, in situations where the shares of more than one series or class are entitled to be voted with respect to a matter, such shares shall be voted as a single class with respect to such matter if and to the extent permitted under the Investment Company Act.

         The Declaration provides that in cases where all shares of the Trust are to be voted in the aggregate without differentiation among the separate series, the holders of at least one-third of the shares entitled to be voted in person or by proxy at a meeting of the holders of such shares shall constitute a quorum for the transaction of business. However, with respect to certain proposals, the Investment Company Act may require the holders of a greater proportion of shares of the Trust or a Fund issued and outstanding and entitled to vote be represented in person or by proxy for action to be validly taken.

     Quorum

         If less than a quorum is present at this meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, one or more adjournments of this meeting may be proposed. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at this meeting. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes are present in person or by proxy and it is otherwise appropriate. No business shall be transacted at an adjourned meeting except as might have been lawfully transacted had this meeting not been adjourned.

     Voting Requirements for each Proposal

         Election of trustees pursuant to Proposal 1 requires a plurality vote of the shares of the Trust voting in person or by proxy at this meeting, provided a quorum is present. Shares of each of the Funds will be voted in the aggregate without differentiation among the separate Funds. This means that the seven (7) nominees receiving the largest number of votes will be elected, provided that the holders of at least one-third of the shares of all of the Funds, regardless of series, are present in person or by proxy at this meeting. Accordingly, a plurality of all votes cast by shareholders of all of the Funds together, regardless of series, shall be required to elect each trustee.

         Approval of Proposal 2 requires a majority vote of the shares of the Trust voting in person or by proxy at this meeting, provided a quorum is present. Shares of each of the Funds will be voted in the aggregate without differentiation among the separate Funds. This means that a majority of all votes cast by shareholders of all of the Funds together, regardless of series, shall be required to approve Proposal 2, provided that the holders of at least one-third of the shares of all of the Funds, regardless of series, are present in person or by proxy at this meeting.

         Approval of each of Proposals 3, 4 and 5 by the shareholders of the Asset Allocation Fund voting on such proposal requires the affirmative vote of "a majority of the outstanding voting securities" of the Asset Allocation Fund as defined in the Investment Company Act. Under the Investment Company Act, this means the affirmative vote of the lesser of (i) 67% or more of the Asset Allocation Fund's shares present at this meeting in person or by proxy, if the holders of more than 50% of the outstanding shares of the Asset Allocation Fund are present at this meeting or represented by proxy or (ii) more than 50% of the shareholders of the Asset Allocation Fund's outstanding shares. If any of Proposal 3, Proposal 4 or Proposal 5 is not approved by the shareholders of the Asset Allocation Fund voting on that proposal, the Asset Allocation Fund will continue to operate under the currently effective investment advisory agreement between the Trust, on behalf of the Asset Allocation Fund, and AAI dated August 1, 2000 (the "Current Advisory Agreement") and none of these proposals will be implemented.

         Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast and no effect on Proposal 2, for which the required vote is a percentage of the votes cast. Abstentions and broker non-votes effectively will be a vote against adjournment and against Proposals 3, 4 and 5, for which the required vote is a percentage of the shares present or outstanding. Broker non-votes are shares held in the name of a broker or nominee as to which instructions have not been received from the beneficial owners or other persons entitled to vote and the broker or nominee does not have discretionary voting authority.

         Shareholders of record at the close of business on January 7, 2002 will be entitled to vote in person or by proxy at this meeting. As of such date, with respect to each Fund, the number of shares of capital stock outstanding and entitled to vote is as set forth opposite each Fund's name below:

         Money Market Fund                      1,481,853,911.800 shares;

         Government Securities Fund                19,597,795.489 shares; and

         Asset Allocation Fund                     10,220,303.450 shares.

     Method and Cost of Proxy Solicitations

         The expenses of the special meeting will be borne by AAI. The solicitation of proxies will be largely by mail, but may include telephone, facsimile, telegraph, Internet, or oral communication by certain officers and employees of the Trust or AAI, who will not be paid for these services. No professional proxy solicitor is being retained by the Trust. The Trust may reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of any of the Funds of the Trust.

     Security Ownership of Certain Beneficial Owners and Management

         The table below sets forth certain information as to all persons known to the Trust who, as of December 31, 2001, owned of record or beneficially 5% or more of any Fund's outstanding shares. Each such person is a subsidiary or an affiliate of Aon Corporation.

--------------------------------------------------------------------------------------------------------------------
                                                                          Amount and Nature of       Percent of
Fund                           Name and Address of Beneficial Owner       Beneficial Ownership       Fund (%)
--------------------------------------------------------------------------------------------------------------------
Money Market Fund              Aon Risk Services, Inc. US                     267,019,087.750          18.02%
                                    directly owned shares
                                    200 East Randolph Street
                                    Chicago, Illinois 60601
--------------------------------------------------------------------------------------------------------------------
                               Aon Savings Plan                               264,826,485.970          17.87%
                                    400 Colony Sq. Suite 2200             beneficially owned shares
                                    1201 Peachtree St. NE
                                    Atlanta, GA  30361
--------------------------------------------------------------------------------------------------------------------
                               Aon Re                                         244,962,695.700          16.53%
                                    200 East Randolph Street                directly owned shares
                                    Chicago, Illinois 60601
                               -------------------------------------------------------------------------------------
                               Combined Insurance Company of  America         207,662,107.790          14.01%
                                    123 N. Wacker Dr.                       directly owned shares
                                    Chicago, Illinois 60601
                               -------------------------------------------------------------------------------------
                               Virginia Surety Company Inc.                   102,983,988.680          6.95%
                                    123 N. Wacker Dr., 26th Floor           directly owned shares
                                    Chicago, Illinois 60606
--------------------------------------------------------------------------------------------------------------------
Government Securities Fund     Aon Pension Trust                               14,751,335.877          75.27%
                                    200 East Randolph Street                directly owned shares
                                    Chicago, Illinois 60601
--------------------------------------------------------------------------------------------------------------------
                               Aon Savings Plan                                 4,818,409.736          24.59%
                                    400 Colony Sq., Suite 2200            beneficially owned shares
                                    1201 Peachtree St. NE
                                    Atlanta, GA  30361
--------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund          Aon Savings Plan                                10,118,499.549          99.00%
                                    400 Colony Sq.. Suite 2200            beneficially owned shares
                                    1201 Peachtree St. NE
                                    Atlanta, GA  30361
--------------------------------------------------------------------------------------------------------------------

         Aon Corporation and its subsidiaries and affiliates, by virtue of their interests as shareholders of the Trust at any particular time, may be considered controlling persons of the Trust and may be able to cast a deciding vote on all matters submitted to a vote of the shareholders of the Trust or one or more of the Funds. As of December 31, 2001, Aon Corporation and its subsidiaries and affiliates owned in excess of 98% of the outstanding shares of the Trust and 99% of the outstanding shares of the Asset Allocation Fund. On that date, the trustees and officers of the Trust owned less than 1% of the outstanding shares of each of the Funds, excluding holdings attributable to Michael A. Conway as co-trustee of the Aon Savings Plan and Aon Pension Trust. Accordingly, Aon Corporation and its subsidiaries and affiliates are controlling persons of the Trust and the Asset Allocation Fund and can cast the deciding vote on all matters submitted to a vote of the shareholders of the Trust and the Asset Allocation Fund at this meeting.

         The following table shows the number of shares of each Fund beneficially owned, as defined in Rule 13(d)(3) under the Securities Exchange Act of 1934, as amended, by each trustee and certain executive officers of the Trust as of January 7, 2002.

                                                                     Government                      Asset
                                      Money Market                   Securities                   Allocation
            Name                          Fund                          Fund                         Fund
                                                  Non-Interested Trustees
Ellen S. Alberding                         --                            --                           --
Michael A. Cavataio(1)                 279,620.020                       --                         352.328
James H. Harris                            --                            --                           --
Carleton D. Pearl                          --                            --                         203.422
Charles A Tribbett                         --                            --                           --
                                                    Interested Parties
Diane M. Aigotti                           --                            --                           --
Michael A. Conway(2)                   708,975.890                       --                           --
Catherine M. Lyczko                        --                          474.366                      316.819
Brian H. Lawrence                        86.570                        71.553                       154.278

(1) Includes 183,417.980 shares of the Money Market Fund owned by Mr. Cavataio's spouse. Mr. Cavataio disclaims beneficial ownership of these shares.

(2) Does not include holdings that may be attributable to Michael A. Conway as co-trustee of each of the Aon Savings Plan and Aon Pension Trust.

As of December 31, 2001, Mr. Patrick G. Ryan, Chairman and Chief Executive Officer of Aon Corporation, owned directly and beneficially 31,364,206 shares (11.68%) of the outstanding common stock of Aon Corporation.

         The Trust will furnish, without charge, a copy of its most recent annual report and semi-annual report succeeding such annual report, if any, to shareholders upon request. A shareholder who wishes to receive a copy of the Trust's annual report or semi-annual report may write the Trust's administrator at Aon Center, 200 East Randolph Street, Chicago, Illinois 60601, or call (800) 266-3637.


                              -------------------

                                   Proposal 1

                              ELECTION OF TRUSTEES

                   Shareholders of All Funds, Voting Together,
                     Are Entitled to Vote on this Proposal.

                              -------------------


     Introduction

         The Board has nominated the seven (7) nominees named in the table below as trustees of the Trust, to hold office until their successors are elected and qualified. Each trustee generally will serve as a trustee of the Trust until the next meeting of shareholders held for the purpose of considering the reelection of such trustee or the election of a successor to such trustee and until his or her successor is elected and qualified, unless such trustee sooner dies, becomes physically or mentally incapacitated, resigns, or is removed as provided in the Declaration. All of the nominees for trustee have consented to being named in this proxy statement and have agreed to serve if elected. In case any of the nominees should become unable to serve prior to this meeting, the Board may recommend a substitute.

     Board of Trustees and Officers

         The Trust has a board of trustees, the members of which are generally elected by the shareholders. A majority of the trustees are not affiliated with AAI or Aon Corporation or their affiliates. The Board is responsible for the overall management of the Trust, including reviewing the results of the investment portfolios, monitoring investment activities and practices, and receiving and acting upon future plans for the Trust.

         The trustees and nominees for trustee of the Trust, their addresses, ages as of December 31, 2001, and their principal occupations for the last five years are set forth below. Unless otherwise indicated, each principal occupation has been for at least the last five years.

                             Position(s)      Length of    Principal Occupations
                              Held with         Time            During the
Name, Address and Age         the Trust        Served          Past 5 Years             Other Directorships
---------------------        -----------      ---------    ---------------------        -------------------
                                           Interested Trustees

Diane M. Aigotti               Trustee          Trustee    Executive Vice President -                  --
200 East Randolph Street                      since 2000   Finance, AAI, since 2000.
Chicago, Illinois  60601                                   Treasurer, Aon Corporation
Age: 36                                                    since 2001.  Vice President,
                                                           Office of Management
                                                           and Budget,
                                                           University of Chicago
                                                           Hospitals & Health
                                                           System, 1998 - 2000;
                                                           Budget Director, City
                                                           of Chicago,
                                                           1995-1998.

Michael A. Conway              President        Trustee    President, AAI; Senior Vice
200 East Randolph Street       and Trustee    since 1996   President and Senior Investment
Chicago, Illinois  60601                                   Officer, Aon Corporation.
Age: 54

Ms. Aigotti and Mr. Conway are interested trustees of the Trust because each of them is an officer of the adviser of the Trust (AAI) as well as being an officer or employee of the corporate parent of the investment adviser (Aon Corporation).

                             Position(s)      Length of    Principal Occupations
                              Held with         Time            During the
Name, Address and Age         the Trust        Served          Past 5 Years             Other Directorships
---------------------        -----------      ---------    ---------------------        -------------------
                                     Non-Interested Trustees

Ellen S. Alberding             Trustee          Trustee    Director of Investments and
70 W. Madison                                 since 2001   Program Officer, The Joyce
Suite 2750                                                 Foundation (charitable
Chicago, Illinois  60602                                   organization).
Age: 42

Michael A. Cavataio            Trustee          Trustee    Terra Creek LLC (real estate      Director, Ceres Group
375 Bienterra Trail                           since 1996   development and investment        Inc. (life/health
Rockford, IL 61107                                         management).                      Insurance).
Age: 57

James H. Harris                Trustee          Trustee    Independent Financial
3575 Maxwell Court                            since 2000   Consultant since 2001; Vice
Bloomfield Hills,                                          President of Finance, Penske
Michigan  48301                                            Corporation (transportation
Age: 49                                                    services) from 1996 to 2000;
                                                           Senior Vice President and Chief
                                                           Financial Officer of Penske
                                                           Motorsports, Inc., prior to
                                                           1998.


                                      -9-

                             Position(s)      Length of    Principal Occupations
                              Held with         Time            During the
Name, Address and Age         the Trust        Served          Past 5 Years             Other Directorships
---------------------        -----------      ---------    ---------------------        -------------------
Carleton D. Pearl              Trustee          Trustee    President and Chief Executive
676 North Michigan Avenue                     since 1996   Officer, Systems Capital
Suite 3650                                                 Corporation (finance company
Chicago, Illinois 60611                                    for McDonald's Corporation and
Age: 58                                                    its franchises) since 1998;
                                                           Senior Vice President
                                                           and Treasurer,
                                                           McDonald's
                                                           Corporation
                                                           (retail-restaurants)
                                                           prior to 1998.

Charles A. Tribbett            Trustee          Trustee    Managing Director and
200 S. Wacker Drive                           since 1998   Co-Manager, Russell Reynolds
Suite 2900                                                 Associates (executive search
Chicago, Illinois 60606                                    firm)
Age: 45

         Each Trustee of the Trust oversees each of the three Funds currently offered by the Trust. Trustees who are interested persons of the Trust and officers of the Trust do not receive any compensation from the Trust for their services to the Trust. Trustees who are not interested persons of the Trust receive compensation at a rate of $15,000 annually. In addition, trustees who are not interested persons of the Trust may be reimbursed for any out-of-pocket expenses incurred in connection with affairs of the Trust.

         Set forth below is a compensation table listing, for each trustee and nominee for trustee entitled to receive compensation from the Trust during its fiscal year ended October 31, 2001, the total compensation received from the Trust during such fiscal year and represents the only payments or benefits received by the trustees during such year. The Trust does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Trust expenses.

                                     Aggregate Compensation
         Name of Trustee                 from the Trust
         ---------------                 --------------
         Ellen S. Alberding                  $13,288
         Michael A. Cavataio                 $15,000
         James H. Harris                     $15,000
         Carleton D. Pearl                   $15,000
         Charles A. Tribbett                 $15,000

         Set forth below is the dollar range of equity securities beneficially owned by each trustee as of December 31, 2001:

Name of Trustee                         Dollar Range of Equity Securities in Fund           Aggregate Dollar Range
                                   ----------------------------------------------------      of Equity Securities
                                                                                              in All Funds within
                                                                                                   the Trust
                                                                               Asset
                                   Money Market          Government         Allocation
                                        Fund           Securities Fund         Fund

                                                       Interested Trustees
Diane M. Aigotti                          --                 --                 --                    --
Michael A. Conway                    over $100,000           --                 --               over $100,000

                                                     Non-Interested Trustees
Ellen S. Alberding                        --                 --                 --                    --
Michael A. Cavataio                  over $100,000           --                 --               over $100,000
James H. Harris                           --                 --                 --                    --
Carleton D. Pearl                         --                 --             $1 - 10,000           $1 - 10,000
Charles A. Tribbett                       --                 --                 --                    --

         As of December 31, 2001, none of the Non-Interested Trustees of the Trust or his or her immediate family members, owned any class of securities in an investment adviser or principal underwriter of any Fund within the Trust, or a person or entity (other than the Trust or any Fund) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund within the Trust.

         Systems Capital Corporation, of which Mr. Pearl is the President and Chief Executive Officer, has engaged an affiliate of Aon Corporation as its broker for the purchase of insurance, including property and casualty, directors and officers and errors and omissions insurance coverage. Mr. Pearl believes that he has no direct interest in such transactions. These transactions total approximately $100,000 per year.

         The Northern Trust Company, of which Ms. Alberding's spouse is Executive Vice President and General Counsel, has engaged an affiliate of Aon Corporation as its broker for the purchase of insurance, including excess fidelity, all-risk securities, kidnap and ransom and Illinois trust real estate coverage. In addition, The Northern Trust Company (i) provides treasury management services to Aon Corporation and its insurance underwriting subsidiaries, (ii) makes available a credit facility to Aon Corporation and
(iii) serves as custodian for a health benefit plan of Aon Corporation. Ms. Alberding believes that neither she nor her spouse has any direct interest in any such transactions.

     Executive Officers of the Trust

         The following table includes information furnished by each of the principal executive officers of the Trust. Each such executive officer has held his or her current position since being appointed thereto by the Board and will hold such position until his or her successor is duly elected or appointed or until he or she is removed by the Board, whichever occurs first. Each such executive officer is an "interested person" of the Trust as well as AAI, as the term is defined in Section 2 (a)(19) of the Investment Company Act.

Name                                   Position            Age                   Business Experience
----                                   --------            ---                   -------------------
Michael A. Conway                      President and        54     President, AAI; Senior Vice President and
     Aon Center                        Trustee                     Senior Investment Officer, Aon Corporation
     200 East Randolph Street
     Chicago, Illinois  60601

Catherine M. Lyczko                    Secretary            40     Counsel, Aon Corporate Law Department;
     Aon Center                                                    Secretary, ASC
     200 East Randolph Street
     Chicago, Illinois  60601

Brian H. Lawrence                      Treasurer and        33     Controller, ASC, since 1996; Treasurer, AAI,
     Aon Center                        Controller                  since 1996.
     200 East Randolph Street
     Chicago, Illinois  60601

     Meetings and Committees

         The Trust does not have standing nominating or compensation committees. The Trust has a standing audit committee currently consisting of Messrs. Cavataio, Harris, Pearl and Tribbett and Ms. Alberding. The audit committee meets periodically with the Fund's independent accountants and the executive officers of the Trust. This committee reviews the accounting principles being applied by the Trust in financial reporting, the scope and adequacy of internal controls, the scope of the audit and non-audit assignments of the independent accountants, and the related fees. During the fiscal year ended October 31, 2001, the Board met on four (4) occasions and the audit committee met once. Each person who then served as a trustee attended seventy-five percent (75%) or more of the total meetings of the trustees and the committees of the trustees on which he or she served which were held during the year.

     Recommendation and Vote Required

         At this meeting, shareholders of the Trust will be asked to elect the trustees for the Trust. It is the belief of the Board that the election of Diane
M. Aigotti, Ellen S. Alberding, Michael A. Cavataio, Michael A. Conway, James H. Harris, Carleton D. Pearl and Charles A. Tribbett as the trustees of the Trust would be in the best interests of the Trust.

         The election of any trustee requires the vote of a plurality of the shares voted at a meeting of shareholders at which a quorum is present, in person or by proxy. This means that the seven nominees receiving the largest number of votes will be elected. Accordingly, a plurality of all votes cast by shareholders of the three Funds shall be required to elect each trustee. Abstentions and broker non-votes will not be counted as a vote "FOR" or "AGAINST" Proposal 1, but will be included in the number of shares represented at this meeting in person or by proxy for quorum purposes. This means that abstentions and broker non-votes will not have any effect on Proposal 1.

     The Board recommends that shareholders vote "FOR" the election of Diane M. Aigotti, Ellen S. Alberding, Michael A. Cavataio, Michael A. Conway, James
     H. Harris, Carleton D. Pearl and Charles A. Tribbett as members of the
     Board.


                              -------------------

                                   Proposal 2

                                 RATIFICATION OF
                             INDEPENDENT ACCOUNTANTS

                   Shareholders of All Funds, Voting Together,
                     Are Entitled to Vote on this Proposal.

                              -------------------


         The Board, including a majority of the trustees who are not "interested persons" of the Trust, has selected Ernst & Young LLP, an independent accounting firm, to serve as independent certified public accountants for the Trust for the fiscal year ending October 31, 2002. Ernst & Young LLP was selected as independent accountants to Aon Corporation and its subsidiaries in 1986, has served as independent accountants to the Trust or its predecessor since September 26, 1991 and reports directly to the Trust's audit committee. Audit services performed by Ernst & Young LLP during the most recent fiscal year included examinations of the financial statements of the Trust, services related to filings with the Securities and Exchange Commission and consultations on matters relating to accounting and financial reporting.

         During the fiscal year ended October 31, 2001, Ernst & Young LLP performed audit services for the Trust including the audit of each of the Fund's financial statements, review of each of the Fund's annual report and registration statement amendment, consultation on financial accounting and reporting matters, and meetings with the board of trustees of the Trust. Ernst & Young LLP has been given the opportunity to make a statement if it so desires at this meeting. Ernst & Young LLP is not expected to be present at this meeting but will be available should any matter arise requiring its presence.

     Audit Fees

         The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of each of the Fund's annual financial statements for the fiscal year ended October 31, 2001 were $60,000. The investment adviser or affiliates of the investment adviser (including Aon Corporation and its subsidiaries) paid Ernst & Young LLP approximately $9.4 million in fees for audit related services for the year ended December 31, 2000.

     Non-Audit Fees

         Ernst & Young LLP did not perform, and did not bill the Trust for, any other professional services including services related to financial information systems design and implementation for the year ended December 31, 2001. Ernst & Young LLP did not perform, and did not bill the investment advisor or affiliates of the investment advisor (including Aon Corporation and its subsidiary) for, any services related to financial information systems design and implementation. The investment adviser and affiliates of the investment adviser (including Aon Corporation and its subsidiaries) paid Ernst & Young LLP approximately $3 million in fees for non-audit services for the year ended December 31, 2000. The audit committee of the board of trustees of the Trust does not consider the provision by Ernst & Young LLP of services to AAI and its affiliates to be incompatible with the maintenance of Ernst & Young LLP's independence.

     Recommendation and Vote Required

         At this meeting, shareholders of the Trust will be asked to consider ratification of the selection of Ernst & Young LLP as independent accountants for the Trust. It is the belief of the Board that the employment of Ernst & Young LLP for the 2002 fiscal year would be in the best interests of the Trust.

         The ratification of the selection of the independent accountants requires the vote of a majority of the shares voted at a meeting of shareholders at which a quorum is present, in person or by proxy. Abstentions and broker non-votes will not formally be counted as "FOR" or "AGAINST" Proposal 2, but will be included in the number of shares represented at this meeting in person or by proxy for quorum purposes. Since approval of Proposal 2 turns on obtaining a vote of a majority of the votes cast, abstentions and broker non-votes, since they are not votes cast, will not have any effect on Proposal 2.

     The Board recommends that shareholders vote "FOR" ratification of the selection of Ernst & Young LLP as independent accountants for the Trust.



                              -------------------

                                   Proposal 3

                       APPROVAL OF NEW INVESTMENT ADVISORY
                       AGREEMENT BETWEEN THE TRUST AND AAI


                 Only Shareholders of the Asset Allocation Fund
                     Are Entitled to Vote on this Proposal.

                              -------------------


     Introduction

         If the Proposal 3 is approved, the following changes will be implemented pursuant to the New Advisory Agreement referred to below:

          o AAI will be allowed to hire a sub-advisor to assist in the management of the Asset Allocation Fund;

          o the investment advisory fee payable by the Asset Allocation Fund to AAI will be increased from 0.25% to a rate based on a graduated schedule as described below; and

          o the Trust will agree to cease using the names "Aon," "Combined" and/or "Combined Specialty" if AAI requests or ceases to act as the advisor to the Asset Allocation Fund (the Current Advisory Agreement had such a provision only with respect to the name "Aon").

         This proposal will only be implemented if Proposals 4 and 5 are also approved.

     Background regarding the Proposal to Approve the New Advisory Agreement

         At present, AAI serves as the investment adviser for the Asset Allocation Fund. AAI serves as investment adviser under the general oversight of the Board and pursuant to the Current Advisory Agreement.

         AAI has worked closely with Ned Davis Research Inc. ("NDR" or the "Sub-Advisor") for approximately ten years. NDR is a financial markets research and publishing company located in Venice, Florida. Among other things, since May 2000, NDR has served as investment advisor for approximately $36 million of equity investments for the Aon Pension Plan.

         In late 2001, AAI and NDR proposed to the Board that NDR become the investment sub-advisor of the Asset Allocation Fund pursuant to an investment sub-advisor agreement between AAI and NDR (the "Sub-Advisory Agreement"). Under the proposed Sub-Advisory Agreement, AAI would pay NDR sub-advisory fees at an annual rate of 0.65% of the first $25 million of average daily net assets of the Asset Allocation Fund, 0.50% of such average daily net assets in excess of $25 million but not exceeding $50 million, 0.35% of such average daily net assets in excess of $50 million but not exceeding $100 million, and 0.25% of such average daily net assets in excess of $100 million.

         The Current Advisory Agreement does not expressly permit AAI to engage an investment sub-advisor and in addition provides for an investment advisory fee at an annual rate of 0.25% of the Asset Allocation Fund's average daily net assets. This advisory fee rate would be insufficient to allow AAI to fund its proposed payments to NDR under the Sub-Advisory Agreement. Because the Current Advisory Agreement, both by its terms and pursuant to a requirement of the Investment Company Act of 1940, as amended (the "Investment Company Act"), cannot be amended without approval by the Board and the shareholders of the Asset Allocation Fund as described herein, the Board has approved, subject to approval by the shareholders of the Asset Allocation Fund, a new investment advisory agreement between AAI and the Asset Allocation Fund (the "New Advisory Agreement") as well as the Sub-Advisory Agreement and the changes to the fundamental investment policies and restrictions of the Asset Allocation Fund described below.

     Summary Information Regarding Material Changes Relating to the New Advisory Agreement

         The New Advisory Agreement would provide for an investment advisory fee at an annual rate of 0.75% of the Asset Allocation Fund's average daily net assets up to $25 million, 0.60% of such average daily net assets in excess of $25 million but not exceeding $50 million, 0.45% of such average daily net assets in excess of $50 million but not exceeding $100 million, and 0.35% of such average daily net assets in excess of $100 million. It would also expressly permit AAI to engage in an investment sub-advisor to assist in the management of the Asset Allocation Fund by performing the day-to-day portfolio management activities for the Asset Allocation Fund. A more detailed summary of the terms of the Current Advisory Agreement, the proposed New Advisory Agreement and the proposed Sub-Advisory Agreement, and current and projected advisory fees and expense ratios for the Asset Allocation Fund, are set forth below.

         In addition to the proposed New Advisory Agreement, related changes in the advisory fee and the proposed new Sub-Advisory Agreement, AAI and NDR propose certain changes in the investment policies and restrictions of the Asset Allocation Fund in order to allow NDR more flexibility to use various derivative instruments to more quickly make changes in the Fund's portfolio and also make the Fund more compatible with the Trust's other portfolios.

         Proposals relating to the New Advisory Agreement, the Sub-Advisory Agreement and the proposed changes to the fundamental investment policies and restrictions of the Asset Allocation Fund will be voted upon by the shareholders of the Asset Allocation Fund at the special meeting and are described in, respectively, Proposals 3, 4 and 5 in this proxy statement. Since all three of these proposals relate to the engagement by AAI of NDR to act as a sub-advisor to the Asset Allocation Fund and to grant to NDR sufficient flexibility to manage investment assets consistently with the approach NDR currently employs, if any one of Proposals 3, 4 and 5 is not approved then none of these proposals will be implemented. If the shareholders of the Asset Allocation Fund do not approve any of Proposals 3, 4 or 5, then AAI will continue to act as the investment adviser to the Asset Allocation Fund under the Current Advisory Agreement and none of these proposals will be implemented.

     Information About AAI

         AAI was organized as a Virginia corporation on September 2, 1987 and is registered as an investment adviser under the Advisers Act. It is a wholly owned subsidiary of Aon Corporation. The total staff of AAI as of December 31, 2001 consisted of approximately 25 individuals, including 5 executive directors and 10 portfolio managers. Assets under management include equity securities, fixed income securities and real estate. As of December 31, 2001, the aggregate assets under AAI's management approximately $8 billion.

         The following table sets forth the name, business address, title and principal occupation of the officers and directors of AAI:

Name and Position with AAI                     Business, Profession, Vocation or Employment
--------------------------                     --------------------------------------------
Michael A. Conway                              Director and President, AAI, since 1990; Director and Senior Vice
Director and President                         President - Investments, Combined Insurance Company of America, since
                                               1990; Senior Vice President and Senior Investment Officer, Aon
                                               Corporation, since 1990.

Mark B. Burka                                  Senior Executive Director, AAI, since 1998; Executive Director, AAI,

Senior Executive Director                      since 1990; Vice President - Investments, Combined Insurance Company
                                               of America, since 1984.

John Lagedrost                                 Executive Director, AAI, since 1997; Senior Portfolio Manager, AAI,
Executive Director                             since 1996; Vice President, AAI, since 1995.

David C. Greenberg                             Executive Director, AAI, since 2000, Chief Executive Officer, Premier
Executive Director                             Auto Finance, since May, 2001; Senior Vice President, AAI, since
                                               1996, Senior Vice President, ASC, since 1996, Managing Director, CB
                                               Campbell & Company, 1995-96, Attorney, Gardner, Carton & Douglas, 1991-95.

Diane M. Aigotti                               Executive Vice President - Finance, AAI, since 2000.  Treasurer, Aon
Executive Vice President - Finance             Corporation since 2001.  Vice President, Office of Management and
                                               Budget, University of Chicago Hospitals & Health System, 1998 -
                                               2000; Budget Director, City of Chicago, 1995-1998.

Brian Lawrence                                 Treasurer, AAI, since 1999;  Controller, ASC; Controller, the Trust.
Treasurer

     Description of the Current Advisory Agreement

         Under the Current Advisory Agreement, AAI provides investment advice and management services to the Asset Allocation Fund. AAI furnishes an investment program for the Asset Allocation Fund, is responsible for the actual managing of the investments of the Asset Allocation Fund and is responsible for making decisions governing whether to buy, sell or hold any particular security. AAI considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly.

         In performing services under the Current Advisory Agreement, AAI is subject to the general oversight and review of the Board and is obligated to perform in a manner consistent with the investment objective, policies and restrictions of the Asset Allocation Fund, the Declaration and the provisions of the Investment Company Act. The Current Advisory Agreement provides that AAI shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the Current Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of AAI in the performance of its duties thereunder. AAI bears all expenses in connection with the performance of its services under the Current Advisory Agreement.

         In addition to the fees paid to AAI under the Current Advisory Agreement, the Asset Allocation Fund also pays fees to certain service providers, including AAI and Firstar Mutual Fund Services LLC. The Asset Allocation Fund pays AAI fees for administrative services at an annual rate of 0.05% of the average daily net assets. These services include: (1) provision of internal auditing and internal legal services; (2) provision of stationery and office supplies; (3) preparation of reports to shareholders and the Board; (4) preparation of tax returns; (5) preparation of reports to and filings with the Securities and Exchange Commission and state blue sky authorities; (6) at the Trust's request, furnishing of office space, in such place as may be agreed upon from time to time, and all necessary office facilities; (7) provision of clerical, accounting, bookkeeping, administrative and other similar services (exclusive of those services relating to and to be performed under any contract for custodial, transfer, dividend and accounting services entered into by the Trust with a third party); and (8) furnishing of persons satisfactory to the Trust to respond during normal business hours to in-person, written and telephone requests for assistance and information from shareholders of the Trust, and provision of such facilities and equipment as may be necessary for such persons to carry out their duties, including, without limitation, office space and facilities, telephones and CRT terminals and equipment (including telephone lines) necessary for access to the Trust's shareholder records.

         The Asset Allocation Fund is also responsible for all other expenses incurred in its operation, including: (1) taxes and fees payable by the Asset Allocation Fund or the Trust to federal, state or other government agencies; (2) brokerage fees and commissions, and issue and transfer taxes; (3) interest; (4) trustees' annual retainer and meeting attendance fees and expenses of trustees who are not directors, officers or employees of AAI or of any affiliated person, other than a registered investment company, of AAI; (5) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities; (6) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services; (7) outside legal fees and expenses in connection with the affairs of the Trust, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities; (8) charges and expenses of outside auditors; (9) costs of meetings of shareholders and trustees of the Trust; (10) costs of maintenance of the Trust's existence as a Delaware business trust; (11) insurance premiums; (12) investment advisory fees; (13) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;
(14) costs and fees associated with delivering reports to and making filings with the Securities and Exchange Commission and state blue sky authorities; (15) costs relating to administration of the Trust's general operations; (16) costs relating to the Trust's own employees, if any; and (17) costs of preparing, printing and delivering the Trust's prospectuses and statements of additional information to existing shareholders of the Asset Allocation Fund. Any expenses that are common to more than one of the Funds are allocated based on each Fund's respective net assets.

         The Current Advisory Agreement provides that if, in any fiscal year, certain expenses of the Asset Allocation Fund, including the investment advisory, administration and accounting fees (but excluding interest, taxes, brokerage commissions and extraordinary expenses), exceed the maximum total annual operating expenses, AAI shall reimburse the Fund to the extent of such excess. The maximum total annual operating expense is 1.25% of the average daily net assets of the Asset Allocation Fund for each fiscal year. During the fiscal year ended October 31, 2001, AAI was not required to reimburse the Asset Allocation Fund for expenses incurred in excess of maximum total operating expenses.

         The Current Advisory Agreement for the Asset Allocation Fund was approved by the Board on May 5, 2000 and by shareholders of the Asset Allocation Fund on July 26, 2000. The Current Advisory Agreement was submitted to shareholders of the Asset Allocation Fund at that time in order to formally reduce the stated contractual management fee to be equal to the then current management fee rate after giving effect to fee waivers and to eliminate references to Class C shares, none of which where issued or outstanding at that time.

         The Current Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the Trust or AAI or by a vote of shareholders of the Asset Allocation Fund. The Current Advisory Agreement provides that commencing July 26, 2002, it can be continued from year to year so long as such continuance is specifically approved annually
(i) by the Board or by the vote of a majority of the outstanding voting securities of the Asset Allocation Fund and (ii) by a majority vote of the trustees of the Trust who are not parties to the Current Advisory Agreement or interested persons of any such party cast in person at a meeting.

     Advisory and Administration Fees

         Under the Current Advisory Agreement, the Asset Allocation Fund pays AAI, as compensation for AAI's services, a monthly fee, accrued daily and based upon the average daily net asset value of the Fund for the month (or portion thereof during which the Current Advisory Agreement is in effect), at an annual rate of 0.25% (25/100ths of 1%). The Trust also has a separate administration agreement with AAI where the Trust pays AAI an administrative services fee at an annual rate of 0.05% of the first $500 million and 0.04% on assets above such amount of the Asset Allocation Fund's average daily net assets. This administration agreement is separate and apart from the Current Advisory Agreement and will not be affected by any of the proposals discussed in this Proxy Statement.

     New Advisory Agreement

         Under the terms of the New Advisory Agreement, it is proposed that while AAI will continue to be responsible for the investment management of the Asset Allocation Fund, subject to the general oversight of the trustees of the Trust, AAI will be permitted to employ a sub-advisor to sub-advise the Asset Allocation Fund. While the New Advisory Agreement is described below, the discussion is qualified by the provisions of the complete agreement, a copy of which is attached as Exhibit A. The New Advisory Agreement will be substantially the same in all material respects as the Current Advisory Agreement except that:

          o AAI will be allowed to hire a sub-advisor to assist in the management of the Asset Allocation Fund;

          o the New Advisory Agreement provides for an increase in the investment advisory fee payable by the Asset Allocation Fund to AAI as described below; and

          o the Trust will agree to cease using the names "Aon," "Combined" and/or "Combined Specialty" if AAI requests or ceases to act as the advisor to the Asset Allocation Fund (the Current Advisory Agreement had such a provision only with respect to the name "Aon").

         As noted above, it is proposed that AAI enter into a new Sub-Advisory Agreement with NDR with respect to the Asset Allocation Fund (see Proposal 4). The proposed fees that NDR will receive from AAI for providing sub-advisory services with respect to the Asset Allocation Fund (based on the average daily net asset value of the Asset Allocation Fund) are at an annual rate of:

                             Sub-Advisory Fees
                             -----------------

                             0.65% of the first $25 million;
                             0.50% of the next $25 million;
                             0.35% of the next $50 million;
                             and 0.25% thereafter.

To accommodate for the additional costs to be borne by AAI under its Sub-Advisory Agreement with NDR, the investment advisory fees under the New Advisory Agreement are proposed to increase. The proposed fees under the New Advisory Agreement (based on the average daily net asset value of the Asset Allocation Fund) are at an annual rate of:

                             New Advisory Agreement
                             Investment Advisory Fee
                             -----------------------

                             0.75% of the first $25 million;
                             0.60% of the next $25 million;
                             0.45% of the next $50 million;
                             and 0.35% thereafter.

         If approved by the shareholders of the Asset Allocation Fund, the New Advisory Agreement will continue in effect for two years and may thereafter be continued from year to year so long as such continuation is specifically approved annually (a) by the trustees of the Trust or by the affirmative vote of a majority of the outstanding voting securities of the Asset Allocation Fund and
(b) by a majority vote of the trustees who are not parties to such New Advisory Agreement, or interested persons of any such party, cast in person at a meeting called for such purpose.

     Material Differences Between the Current Advisory Agreement and the Proposed New Advisory Agreement

         The terms and conditions of the proposed New Advisory Agreement differ in at least two material respects from those of the Current Advisory Agreement. The significant substantive differences between the New Advisory Agreement and the Current Advisory Agreement are summarized below.

         The New Advisory Agreement provides that, subject to the approval of the Board and to other applicable legal requirements, AAI may enter into any advisory or sub-advisory agreement or contract with another affiliated or unaffiliated entity pursuant to which such entity may carry out some or all of AAI's responsibilities as set forth in such Agreement. As discussed in Proposal 4 below, AAI proposes to enter into the Sub-Advisory Agreement with NDR with respect to the Asset Allocation Fund. The proposed fees that NDR will receive from AAI for providing sub-advisory services with respect to the Asset Allocation Fund are higher than the investment advisory fees provided for in the Current Advisory Agreement. In recognition of the additional costs to be borne by AAI under its sub-advisory agreement with NDR, the investment advisory fees under the New Advisory Agreement are proposed to increase as described above under "-- New Advisory Agreement." Of the proposed investment advisory fee to be payable under the New Advisory Agreement, it is contemplated that AAI will retain investment advisory fees, based on the average daily net asset value of the Asset Allocation Fund, at an annual rate of 0.10% and the remainder of such fees will be paid to NDR under the Sub-Advisory Agreement.

         Although the New Advisory Agreement will provide "breakpoints" providing for a lower advisory fee rate on assets above certain levels, the lowest fee rate under the New Advisory Agreement would still be higher by 0.10% annually than the fee rate under the Current Advisory Agreement. Based on the Asset Allocation Fund's net assets as of October 31, 2001, the effective fee rate under the New Advisory Agreement exceeds the rate under the Current Advisory Agreement by 0.25% per annum. Because of the breakpoints, if the net assets of the Asset Allocation Fund were to increase, then the effective fee rate under the New Advisory Agreement would decrease but would in all events be at least 0.10% higher than the current fee rate. If the net assets of the Asset Allocation Fund should contract, then the effective fee rate would increase.

     Fees and Expenses

         The following information shows the fees and expenses that a shareholder of the Asset Allocation Fund may pay to buy and hold shares of the Fund and the amount of such fees and expenses on a pro forma basis as if the New Advisory Agreement had been in effect for the Fund for the last fiscal year:

Shareholder Fees (fees paid directly from the shareholder's investment)

         Actual                        Pro Forma
         ------                        ---------

         None                          None

         The costs of operating the Asset Allocation Fund are deducted from the Fund's assets, which means the Fund's shareholders pay them indirectly. The expense information shown below is based on amounts incurred during the Asset Allocation Fund's fiscal year ended October 31, 2001 and the amounts on a pro forma basis as if the New Advisory Agreement had been in effect with respect to the Asset Allocation Fund for such year.

         Annual Fund Operating Expenses (as a percentage of average net assets) based upon the Asset Allocation Fund's average net assets for such fiscal year of about $166 million:

                                            Actual           Pro Forma
                                            ------           ---------
Investment Advisory Fees................     0.25%             0.48%
Administration Fees.....................     0.05%             0.05%
Distribution (12b-1) Fees...............     None              None
Other Expenses..........................     0.07%             0.08%
                                         -------------------------------

     Total Fund Operating Expenses*.....     0.37%             0.61%

* Under each of the Current Advisory Agreement and the proposed New Advisory Agreement, the Asset Allocation Fund is entitled to be reimbursed by AAI for certain expenses in excess of 1.25% of the Fund's average daily net assets for each fiscal year. For the fiscal year ended October 31, 2001, AAI was not required to reimburse the Asset Allocation Fund during the last fiscal year since expenses were not incurred in excess of such level and are not included in the pro forma financial information.

Example

         This example is intended to assist shareholders in comparing the cost of investing in the Fund, over various time periods, with the cost of investing in other mutual funds on an actual basis and on a pro forma basis as if the New Advisory Agreement had been in effect. The example assumes that a shareholder invests an initial $10,000 in the Asset Allocation Fund and then redeems all shares at the end of each holding period as indicated below. The example also assumes that the shareholder's investment has a 5% return each year and that the Asset Allocation Fund's size (about $166 million in assets) and operating expenses remain constant. Although a shareholder's actual costs may be higher or lower, based on these assumptions, these costs would be:

                         1 Year       3 Years       5 Years        10 years
                         ------       -------       -------        --------
Actual                    $38          $119           $208           $469
Pro Forma                 $63          $196           $342           $766

         The following table shows, for the fiscal year of the Asset Allocation Fund ended October 31, 2001, and based on the average net assets of the Fund for such fiscal year of $166 million, (i) the amount of the advisory fee paid under the Current Advisory Agreement, (ii) the amount of such fee on a pro forma basis as if the New Advisory Agreement had been in effect for such year, and (iii) the percentage increases in the pro forma over the actual advisory fees for such year.

                                   Pro Forma Advisory Fee
       Advisory Fee under Current    under proposed New
           Advisory Agreement        Advisory Agreement     Percentage increase
       --------------------------  ----------------------   -------------------
               $415,564                   $794,508                  91%

         Other than the payments received by AAI pursuant to the Current Advisory Agreement and an aggregate of $83,313 which the Asset Allocation Fund paid to AAI and/or other affiliates of Aon Corporation for administrative services, the Asset Allocation Fund did not make any payments to AAI, affiliates of AAI or affiliates of such affiliates during the Fund's fiscal year ended October 31, 2001. If NDR becomes the investment sub-adviser to the Asset Allocation Fund, it is anticipated that the only fees payable by the Asset Allocation Fund to NDR, affiliates of NDR or affiliates of such affiliates (will be under the new sub-advisory agreement.

     Board Consideration

         In considering whether to recommend that the New Advisory Agreement be approved by shareholders of the Asset Allocation Fund, the Board requested and evaluated such information from AAI and NDR which the Board deemed relevant as discussed below. The Board, including a majority of the trustees who are not "interested persons" of the Trust, AAI or NDR, as defined in the Investment Company Act, considered the New Advisory Agreement at a meeting held on December 19, 2001 and approved the New Advisory Agreement. The Board had the assistance of legal counsel, who prepared, among other things, a summary of the Board's legal obligations. In considering whether to recommend that the New Advisory Agreement be approved by shareholders of the Asset Allocation Fund, the Board received extensive materials in advance of its December 19, 2001 meeting relating to the proposed New Advisory Agreement.

          The materials received by the Board in advance of their meeting included:

          o    actual and pro forma cost and expense ratio analyses;

          o extensive materials about NDR, its key personnel, compliance personnel and investment management experience and style;

          o    financial information on NDR;

          o    information regarding NDR's experience in managing client monies;

          o the proposed new Sub-Advisory Agreement and New Advisory Agreement; and

          o the Current Advisory Agreement and how it compares to the proposed New Advisory Agreement;

         The Board, together with the Trust's legal counsel, met with representatives of NDR to discuss the management philosophy of the proposed sub-adviser, the manner in which NDR's investment management approach can be expected to affect the Asset Allocation Fund, and certain other matters. In considering the New Advisory Agreement, the Board and the trustees who are not "interested persons" considered a variety of factors that they deemed relevant, but did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered. Factors considered in connection with the approval of the New Advisory included:

          o the Board's belief that the proposed sub-adviser is a widely recognized and respected provider of investment advisory research and information and, even though it does not currently manage any other mutual funds, NDR has over 20 years' experience in advising clients on investment related matters;

          o the fact that the provision in the Current Advisory Agreement that maximum total annual operating expenses are limited to 1.25% would remain in place even though advisory fee rates would increase;

          o the investment advisory services that NDR has provided to the Aon Pension Plan and the longstanding relationship between AAI and NDR, including use of NDR publications and research by AAI and the fact that the investment performance of the Aon Pension Plan investments managed by NDR exceeded its benchmark, the S&P 500 Index, during the period from inception of that relationship, May 1, 2001 through October 31, 2001;

          o the Board's belief that the Asset Allocation Fund's investment performance may benefit from access to NDR's proprietary research and equity and asset allocation models;

          o the recommendation of representatives of the two largest shareholders of the Asset Allocation Fund - the Aon Savings Plan and the Aon Pension Plan - to engage NDR as sub-adviser to the Asset Allocation Fund; and

          o the projection that, assuming current asset levels of the Asset Allocation Fund, the Asset Allocation Fund's annual total expense ratio, including the increased fees payable under the proposed New Advisory Agreement, will, at 0.62%, be below the average expense ratio of asset allocation funds as reported by Morningstar, Inc., and only approximately 0.25% above that of the Asset Allocation Fund under its current fee structure;

         Additionally, the Board considered AAI's due diligence review of NDR and AAI's recommendation to engage NDR as the sub-adviser of the Fund. The trustees paid particular attention to NDR's investment management style, concluding that its quantitative approach and risk management strategies were appropriate for the Asset Allocation Fund. After considering these and other relevant factors, the Board concluded that the proposed Sub-Advisory Agreement would be beneficial to the Asset Allocation Fund and to its shareholders.

     Recommendation and Vote Required

         At this meeting, shareholders of the Asset Allocation Fund will be asked to approve the New Advisory Agreement. Approval of Proposal 3 by the Asset Allocation Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Asset Allocation Fund as defined in the Investment Company Act. Under the Investment Company Act, this means the affirmative vote of the lesser of (i) 67% or more of the Asset Allocation Fund's shares present at this meeting in person or by proxy, if the holders of more than 50% of the outstanding shares of the Asset Allocation Fund are present at this meeting or represented by proxy or (ii) more than 50% of the Asset Allocation Fund's outstanding shares. Abstentions and broker non-votes will not formally be counted as "FOR" or "AGAINST" Proposal 3, but will be included in the number of shares represented at this meeting in person or by proxy for quorum purposes. Since Proposal 3 requires a percentage of the votes outstanding or present, this means that abstentions and broker non-votes will effectively be a vote against Proposal 3. If any of Proposals 3, 4 and 5 are not approved, none of these Proposals will be implemented and the Asset Allocation Fund will continue to operate under the Current Advisory Agreement and without any changes to the investment advisor or the fundamental investment policies.

     The Board recommends that shareholders of the Asset Allocation Fund vote "FOR" the approval of the New Advisory Agreement relating to the Asset Allocation Fund.


                              -------------------

                                   Proposal 4

                           APPROVAL OF NEW INVESTMENT
                             SUB-ADVISORY AGREEMENT
                               BETWEEN AAI AND NDR

                 Only Shareholders of the Asset Allocation Fund
                     Are Entitled to Vote on this Proposal.

                              -------------------


     Introduction

         NDR, from its offices in the United States, provides investment research and consulting services regarding U.S. and foreign securities to institutional money managers in 30 countries. Since May 1, 2000, NDR has managed a portion of the Aon Pension Plan utilizing the NDR equity selection ranking system and a factor-based, risk-controlled portfolio construction process. Since April 1988, NDR also has operated The Ned Davis Disciplined Fund, a private equity hedge fund that utilizes NDR's equity mutual funds rankings and hedging techniques. NDR is registered as an investment advisor under the Advisers Act. As of December 31, 2001 NDR has about $45 million in assets under management. NDR does not currently manage any mutual funds.

         As discussed under Proposal 3 relating to the New Advisory Agreement, it is proposed that AAI enter into an investment sub-advisory agreement with NDR with respect to the Asset Allocation Fund (the "Sub-Advisory Agreement"). While the Sub-Advisory Agreement is described below, the discussion is qualified by the provisions of the complete agreement, a copy of which is attached as Exhibit
B. Under the proposed Sub-Advisory Agreement, NDR would act as sub-adviser to the Asset Allocation Fund with regard to selecting the Asset Allocation

Fund's investments and placing all orders for purchases and sales of the Asset Allocation Fund's equity securities and debt securities, subject to the general supervision of the Board and AAI and in accordance with the Asset Allocation Fund's investment objective, policies and restrictions.

     Proposed Sub-Advisory Agreement for the Asset Allocation Fund

         Under the New Advisory Agreement, if approved, AAI may make the day-to-day investment decisions for the Asset Allocation Fund or employ a sub-adviser at its expense to provide day-to-day management (see Proposal 3). Regardless of whether it employs a sub-adviser, AAI will supervise and administer the Asset Allocation Fund's investment programs. See the description of the New Advisory Agreement under Proposal 3 for information regarding fees payable under this agreement, if approved, by the Asset Allocation Fund to AAI.

         Under the proposed Sub-Advisory Agreement between NDR and AAI, AAI will continue to have full responsibility for providing investment advisory services to the Asset Allocation Fund. AAI will discharge this responsibility in significant part through retention of NDR, at AAI's sole expense, to manage the day-to-day investment program of the Asset Allocation Fund. AAI will oversee the activities of NDR and will be responsible for setting any policies it deems appropriate for NDR's activities, subject to the direction of the Board. Shareholders of the Asset Allocation Fund will continue to receive the benefits of AAI's supervision of the management of the Asset Allocation Fund and, under the proposed arrangement, will receive the additional benefit of NDR's investment advisory services.

         Pursuant to the Sub-Advisory Agreement between NDR and AAI, NDR would serve as the sub-adviser to the Asset Allocation Fund. NDR would manage the investment and reinvestment of the assets of the Asset Allocation Fund, at its own expense, in accordance with the Asset Allocation Fund's investment objective, policies and restrictions and in compliance with applicable law and related regulations. More specifically, NDR will (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable; (b) conduct a continuous program of investment and reinvestment with respect to the Asset Allocation Fund's assets and, with respect thereto, NDR will be granted full authority by AAI to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Asset Allocation Fund's account and to manage the investments and any other property of the Fund, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments; and (c) consult with and report to AAI and the Board, or any committees or officers acting pursuant to authority of the Board, at such times and in such manner as the Board or AAI may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Asset Allocation Fund.

     Fees under the New Advisory Agreement

         In consideration for the services provided and expenses assumed under the Sub-Advisory Agreement, AAI would pay NDR a fee (based on the average daily net asset value of the Asset Allocation Fund) at an annual rate of:

                             Sub-Advisory Fees
                             -----------------

                             0.65% of the first $25 million;
                             0.50% of the next $25 million;
                             0.35% of the next $50 million;
                             and 0.25% thereafter.

AAI will bear the sole responsibility for the payment of the sub-advisory fee to NDR.

         The proposed Sub-Advisory Agreement will become effective on or shortly after the date approved by the shareholders of the Asset Allocation Fund and, unless sooner terminated, will continue for an initial term of two years. Thereafter, the Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Board, or by the vote of a majority of the outstanding shares of the Asset Allocation Fund, and, in either case, by a majority of the trustees who are not interested persons of the Trust as defined in the Investment Company Act, by vote cast in person at a meeting called for such purpose. The proposed Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined in the Investment Company Act, or termination of the New Advisory Agreement.

         In performing services under the proposed Sub-Advisory Agreement, NDR would be subject to the general oversight and review of AAI and the Board and would be obligated to perform in a manner consistent with the investment objective, policies and restrictions of the Asset Allocation Fund, the Declaration, the provisions of the Investment Company Act and the provisions of subchapter M of the Internal Revenue Code of 1986, as amended. The proposed Sub-Advisory Agreement provides that NDR shall not be liable to AAI, the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by AAI, the Trust or by any shareholder in connection with matters to which the proposed Sub-Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of NDR in the performance of its duties thereunder. NDR would bear all expenses in connection with the performance of its services under the proposed Sub-Advisory Agreement.

         At a special meeting of the Board held on December 19, 2001, the Board met with representatives of NDR and AAI and considered the proposed sub-advisory arrangement and its effect on the Asset Allocation Fund. Legal counsel assisted the Board, and provided advice on, among other things, the Board's legal obligations in considering the proposed Sub-Advisory Agreement.

         As discussed under Proposal 3, in evaluating the proposed Sub-Advisory Agreement, the Board reviewed materials furnished by AAI and NDR, including information about NDR's personnel, operations, and financial condition. Representatives of NDR were present at the meeting and described in detail the background of the members of NDR's proposed portfolio management team for the Asset Allocation Fund. Representatives of NDR discussed with the Board the investment decision-making process and investment management style of NDR.

         In approving the proposed Sub-Advisory Agreement and recommending its approval by shareholders, the Board, including the independent trustees, considered the best interests of shareholders of the Asset Allocation Fund and took into account all factors they deemed relevant. In addition to factors previously mentioned under Proposal 3 with respect to approval of the New Advisory Agreement, which for the most part are equally applicable with respect to the Board's deliberations and conclusions on the approval of the Sub-Advisory Agreement, the independent trustees focused on the qualifications of NDR to act as sub-adviser to the Fund.

         Information About NDR

         Ned Davis Research, Inc. is a Florida corporation, which was established in 1980 to provide timely global investment research and consulting services to institutional money managers. NDR's principal address is 600 Bird Bay Drive West, Venice, Florida 34292. NDR is owned by Nathan E. Davis (60.4%), its President and Chief Executive Officer, Edwin H. Mendel, Jr. (30.2%), who is a Director, Marketing for an affiliate of NDR, and the NDRG Employee Stock Ownership Plan (9.4%). The address for Mr. Davis and the NDRG Employee Stock Ownership Plan is 600 Bird Bay Drive West, Venice, Florida 34292. Mr. Mendel's address is 2100 RiverEdge Parkway Suite 750, Atlanta, Georgia 30328.

         Set forth below are the names and titles of the principal executive officers of NDR. The business address for each individual is 600 Bird Bay Drive West, Venice, Florida 34292.

Name                               Principal
----                               ---------

Geoffrey P. Raymond, CFA           Managing Director

Lance J. Stonecypher, CFA          Managing Director - Equity Selection Services

William M. Hayes, CFA              Senior Quantitative Analyst, Portfolio
                                   Construction & Trading

Jerry W. Joyner, Jr.               Director, Futures Trading

Jane E. Safrance, CFA              Senior Equity Selection Analyst

Richard J. Sprague                 Senior Equity Selection Analyst

         If approved by shareholders, the Asset Allocation Fund will be managed by a team led by Geoffrey Raymond, CFA and Lance Stonecypher, CFA. Mr. Raymond and Mr. Stonecypher will work most closely with William Hayes, CFA, Jane Safrance, CFA, Richard Sprague and Jerry Joyner in making and executing investment decisions for the Asset Allocation Fund. Mr. Raymond is a Managing Director of NDR and has 34 years of investment experience. Mr. Stonecypher is the Managing Director of Equity Selection for NDR and has 15 years of investment experience. Mr. Hayes is a Senior Quantitative Analyst and Director of Portfolio Construction & Trading for NDR and has 10 years of investment experience. Ms. Safrance and Mr. Sprague are Senior Equity Selection Analysts for NDR and have 6 years and 7 years of investment experience, respectively. Mr. Joyner is the Director of Futures Trading for NDR and has 13 years of investment experience.

         NDR will determine the allocation of portfolio transactions, subject to guidelines established by AAI, to various broker-dealers using its best judgment and in a manner deemed fair and reasonable to shareholders. Within the guidelines set forth by applicable law and giving primary consideration to prompt execution of orders in an effective manner at the most favorable price, NDR may, when placing portfolio transactions for securities, cause the Asset Allocation Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction in return for research products and/or research services provided to NDR or AAI. Information so received is in addition to and not in lieu of services required to be performed by NDR or AAI and does not reduce the advisory fees payable to AAI by the Trust or the sub-advisory fee payable to NDR by AAI.

         Through its professional staff (which, together with support staff, totals 65 employees), NDR assists clients in meeting their investment analysis, risk management, asset allocation, marketing and presentation requirements. With access to its database of more than 9,000 standard and custom charts covering domestic and international stock and bond markets, economic and monetary conditions, industry groups, sectors, and individual stocks, NDR clients gain historical perspective and forward-looking insight. NDR clients may also request the design of customized models, indicators and reports and may also consult with NDR analysts and strategists regarding market conditions or specific areas of interest. Utilized by investment firms worldwide, NDR's publications have an institutional following in the securities industry totaling about 675 client firms and 3,400 research clients in 30 countries.

         NDR is also currently engaged in two asset management ventures:

          o Since May, 2000, NDR has managed a portion of Aon Corporation's pension plan utilizing the NDR equity selection ranking systems and a factor-based, risk controlled portfolio construction process.

          o The Ned Davis Disciplined Fund, with $10 million under management, is a hedge fund in operation since April 1998 that utilizes NDR's equity mutual funds rankings and hedging techniques.

     Investment Management Style

         NDR is expected to base its allocation decisions to a significant extent on a historical quantitative model and will generally reassess allocation determinations on a weekly basis. The model recommends equity security allocations of 40%, 60% or 85% of the Asset Allocation Fund's portfolio, with the remainder allocated primarily to the fixed income portion. For the Asset Allocation Fund's stock allocation the Sub-Adviser would use a diversified portfolio of stocks in an attempt to outperform the S&P 500 Index, or S&P 500 stock index futures. For the Asset Allocation Fund's bond allocation, the Sub-Adviser would use long-term (10-30 year maturities) U.S. Treasury, government agency and government-sponsored entity bonds or would use U.S. Treasury bond futures. Under normal circumstances, cash is not expected to exceed 10% of the Asset Allocation Fund's portfolio. For the Asset Allocation Fund's cash investments, the Sub-Adviser would use U.S Treasury bills, government agency and government-sponsored entity securities, commercial paper and demand notes.

         In its role as the sub-advisor to the Asset Allocation Fund, NDR would generally seek to acquire equity securities of issuers included in the Ned Davis Research Universe, which includes all common stock comprising the Standard & Poor's 500 Composite Index, the Standard & Poor's 400 Midcap Index, the Russell 1000 Index, selected stocks from the Russell 2000 Index (as measured by market capitalization), and selected U.S. dollar-denominated American Depository Receipts, American Depository Shares and Global Depositary Receipts. It would seek to buy those equities, on behalf of the Asset Allocation Fund, identified by the NDR's equity selection ranking system, where industry trends are strongest and there is significant relative earnings growth of the business. NDR would generally sell individual equity securities when, based on industry trends, earnings measures, relative valuation or relative price performance, they no longer were considered attractive. NDR may hold a common stock or add to or reduce holdings of a common stock, as appropriate, without any limitation as to holding period (time period held) and without limitation as to the frequency or amount of additions or deletions.

         NDR proposes to use index futures and options on such futures for certain hedging activities. For instance, NDR may use these derivatives to quickly adjust the Asset Allocation Fund's exposure to different asset classes or to maintain exposure to stocks and fixed income securities while maintaining a balance in cash for liquidity management or investment purposes when investing Asset Allocation Fund inflows. In such instances, the Asset Allocation Fund will generally have "covered" positions and the derivative positions will typically be unwound as the underlying assets are moved from one type of security to another. NDR may also use these instruments to reduce the risk of adverse price movements, to facilitate trading and to reduce transaction costs.

     Portfolio Turnover

         Due to these changes in investment style, the portfolio turnover rate for the Asset Allocation Fund is expected to be significantly higher than in the past if NDR is approved as the sub-advisor. The portfolio turnover rate may also be higher than that of other mutual funds with similar investment objectives due to the frequent transactions aimed at maximizing total return. During the fiscal year ended October 31, 2001, the Asset Allocation Fund had an annual portfolio turnover rate of 32% while under NDR the projected annual portfolio turnover rate is expected to be 300% or higher. This higher portfolio turnover rate will generate higher transaction expense. While the NDR seeks to generate gains in total return that more than offset the added transaction expenses, there can be no assurance that the Asset Allocation Fund, as managed by NDR, will be successful or that total return will not be adversely affected.

         In addition, if NDR is approved as the sub-advisor, the Asset Allocation Fund would be expected, on average, to hold its investments for a shorter period of time than was previously the case. As a result, on a going forward basis, the Asset Allocation Fund anticipates generating a relatively higher percentage of net investment income as compared with net capital gain. Shareholders of the Asset Allocation Fund should be aware that distributions of net investment income will be taxable to them as ordinary income.

         If approved as the sub-advisor, NDR would likely liquidate a significant portion of the Asset Allocation Fund's investments in order to bring the Asset Allocation Fund's current portfolio in line with NDR's investment strategy. In general, the Asset Allocation Fund will generate capital gain or loss upon liquidating an investment in order to change the composition of its investment portfolio. The Asset Allocation Fund intends to distribute any net capital gain to its shareholders annually. The shareholders of the Asset Allocation Fund will be entitled to treat these capital gain distributions from the Asset Allocation Fund as gain recognized from the sale or exchange of a capital asset held for more than one year, regardless of how long such shareholder has held his or her Asset Allocation Fund shares.

     Affiliations of NDR

         NDR is not affiliated with AAI. No trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with, NDR or its affiliates since the beginning of the Asset Allocation Fund's most recent fiscal year. No officer or trustee of the Trust is an officer, employee, director, general partner or shareholder of NDR.

     Recommendation and Vote Required

         At this meeting, shareholders of the Asset Allocation Fund will be asked to approve the Sub-Advisory Agreement. Approval of Proposal 4 by the Asset Allocation Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Asset Allocation Fund as defined in the Investment Company Act. Under the Investment Company Act, this means the affirmative vote of the lesser of (i) 67% or more of the Asset Allocation Fund's shares present at this meeting in person or by proxy, if the holders of more than 50% of the outstanding shares of the Asset Allocation Fund are present at this meeting or represented by proxy or (ii) more than 50% of the Asset Allocation Fund's outstanding shares. Abstentions and broker non-votes will not formally be counted as "FOR" or "AGAINST" Proposal 4, but will be included in the number of shares represented at this meeting in person or by proxy for quorum purposes. Since Proposal 4 requires a percentage of the votes outstanding or present, this means that abstentions and broker non-votes will effectively be a vote against Proposal 4. If any of Proposals 3, 4 or 5 are not approved, none of these Proposals will be implemented and the Asset Allocation Fund will continue to operate under the Current Advisory Agreement and without any changes to the investment advisor or the fundamental investment policies.

     The Board recommends that shareholders of the Asset Allocation Fund vote "FOR" the approval of the Sub-Advisory Agreement relating to the Asset Allocation Fund.

                              -------------------

                                   Proposal 5

                   CHANGES TO FUNDAMENTAL INVESTMENT POLICIES
                          OF THE ASSET ALLOCATION FUND

                 Only Shareholders of the Asset Allocation Fund
                     Are Entitled to Vote on this Proposal.

                              -------------------


     Introduction

         The Investment Company Act requires a registered investment company such as the Asset Allocation Fund to specify in its registration statement certain investment policies and limitations which are fundamental policies and, as such, can only be changed upon approval by shareholders of the fund. The Asset Allocation Fund is currently subject to a fundamental investment policy which states that it may not "purchase or sell interests in ..... commodities, or commodity contracts." This restriction is not required by any federal or state rule or regulation.

         The current fundamental investment policies of the Asset Allocation Fund also contain prohibitions relating to the issuance of senior securities, the purchase of securities on margin, the making short sales of securities (or maintaining short positions) and borrowing money. Although these fundamental policy limitations expressly exclude the Asset Allocation Fund's ability to write covered call options as discussed below, there is no exclusion which would allow investment in options, futures and swap contracts generally (as there is and has been for other portfolios currently or formerly offered by the Trust). Additionally, options, futures and swap contracts are not excluded from the Asset Allocation Fund's fundamental policies prohibiting the pledge, mortgage or transfer as security for indebtedness of any of its securities.

         However, under its current fundamental and non-fundamental investment policies, the Asset Allocation Fund may write covered call options on its portfolio securities in amounts up to 10% of its total assets in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. Through the writing of a covered call option, the Asset Allocation Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option (which the Asset Allocation Fund is required to own as long as the option is outstanding) at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. With the exception of writing covered call options, the Asset Allocation Fund is not permitted to write or purchase any other put or call options.

         In order to provide the Asset Allocation Fund with greater flexibility in managing its investment portfolio, NDR has requested that the fundamental policies described above be amended to allow the Asset Allocation Fund to use options, futures and swap contracts. Elimination of the current restrictions would permit the Asset Allocation Fund to invest in a broader range of instruments, provided that the investments are used in accordance with the Asset Allocation Fund's investment objective and investment program.

         If the proposed changes described above to the Asset Allocation Fund's fundamental policies are approved, NDR, on behalf of the Asset Allocation Fund, intends to exercise this increased flexibility in particular to:

          o write exchange-traded covered put and call options and purchase exchange-traded put and call options on stock indices as a hedging technique;

          o purchase and sell exchange-traded financial futures contracts as described below as a hedge to protect against anticipated changes in prevailing interest rates or overall stock prices, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or government bond markets; and

          o purchase put and call options on financial futures contracts and write covered put and call options on financial futures contracts as described below, provided such options are traded on or subject to the rules of boards of trade which have been designated or registered by the Commodity Futures Trading Commission (the "CFTC") as contract markets or derivatives transaction execution facilities.

         The Asset Allocation Fund intends to use of these investment techniques for hedging purposes. This restriction will be a non-fundamental policy of the Asset Allocation Fund. In addition, the use of these investments will be subject to certain limitations, including those generally applicable to derivative instruments (which include options and futures contracts). The SEC, the CFTC, the options exchanges, the boards of trade and various state regulatory authorities impose restrictions on the use of derivative instruments. In addition, the Asset Allocation Fund's ability to use put and call options may be limited by tax considerations. The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging a mutual fund's assets in a manner that raises issues under the Investment Company Act. In order to limit the potential for leveraging assets within the meaning of the Investment Company Act, the SEC has stated that investment companies such as the Asset Allocation Fund may use coverage or designation of portfolio assets. To the extent required by SEC guidelines, the Asset Allocation Fund will not enter into any derivative instruments until it owns either: (1) an offsetting ("covered") position in the underlying securities or index; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered." The Asset Allocation Fund will also designate on its records liquid assets if required to do so by SEC regulations. Assets so designated on the Asset Allocation Fund's records cannot be sold while the derivative position is open unless they are replaced with similar assets. As a result, the designation of a large portion of the Asset Allocation Fund's assets could impede portfolio management or the Asset Allocation Fund's ability to meet redemption requests or other current obligations.

     Description of Stock Index Options

         Stock index options are issued by the Options Clearing Corporation ("OCC"). The Asset Allocation Fund intends only to write or purchase stock index options which are traded on a national securities exchange such as the Chicago Board Options Exchange, Inc. The Asset

Allocation Fund intends to use these instruments for hedging purposes and to comply with any restrictions provided for by law or regulation.

         A stock index option is a contract in which the "holder" (the buyer) pays a certain amount (premium) to the "writer" (the seller), plus commissions and fees, to obtain the right, but not the obligation, to receive from the writer, upon exercise, an amount of cash (based on the difference between the exercise price of the option and the closing level of the underlying stock index on the exercise date multiplied by a specified index "multiplier"). The right to receive any cash amount depends on the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. A stock index option may be exercised at any time during its remaining life. The value of an option will generally vary directly in the case of a call, and inversely in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index.

         If the proposed changes in the Asset Allocation Fund's fundamental policies are approved, the Asset Allocation Fund intends to write such options as a hedging technique to minimize anticipated declines in the value of the Asset Allocation Fund's securities. If the Asset Allocation Fund writes an option on an index which expires unexercised or is closed out by the Asset Allocation Fund at a profit, it will retain the premium received for the option (net of any close-out costs), which will represent a capital gain to the Asset Allocation Fund. If the Asset Allocation Fund writes an option on an index, and the underlying index moves adversely to its position, the option may be exercised. Upon such exercise, the Asset Allocation Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by the applicable index "multiplier."

         Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price is below the current value of the index for a call option or above the current value of the index for a put option, the option is considered to be "in the money." In such a case, the Asset Allocation Fund will cover such options written by segregating with the Trust's custodian as collateral cash or liquid securities equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

         If the proposed changes in the Asset Allocation Fund's fundamental policies are approved, the Asset Allocation Fund may also purchase put or call options on securities indices in order to (i) hedge against anticipated changes in stock prices generally that may adversely affect the prices of securities that it intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a general market advance. In the event that the anticipated changes in stock prices occur, the Asset Allocation Fund may be able to offset the resulting adverse effect, in whole or in part, through the options purchased.

         The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Asset Allocation Fund upon exercise or liquidation of the option, and, unless the price of the underlying securities index changes sufficiently, the option may expire without value to the Asset Allocation Fund. To close an option positions purchased by it, the Asset Allocation Fund may sell a put or call option identical to the options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale, less all transaction costs, is more or less than the premium paid on the put or call option purchased to close out the open position.

         Stock indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, and NYSE Beta Index. The Asset Allocation Fund may also use options on such other indices as may now or in the future be available.

     Risk Factors Relating to Stock Index Options

         Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities which are being hedged correlate with price movements in the underlying stock index.

         In addition, the use of stock index options involves the investment adviser's opinion about movements in interest rates, markets and other economic factors. Substantial losses can be sustained from these activities if the adviser is incorrect in its predictions or judgments about these factors. Other risks related to put and call options include market risk (the value of the underlying asset may go up or down), credit risk (a counter-party may fail to comply with the terms of an instrument), and liquidity risk (the risk that an instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value).

     Description of Financial Futures Contracts and Options on Such Contracts.

         A financial futures contract is an agreement to buy or sell a security or currency (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts, to the extent that they are traded on an exchange or board of trade located in the United States, are traded on or subject to the rules of boards of trade which have been designated "contracts markets" or registered as derivatives transaction execution facilities by the CFTC. Financial futures contracts consist of interest rate futures contracts, stock index futures contracts and currency futures contracts, although as a matter of non-fundamental policy the Asset Allocation Fund will be permitted to use only interest rate futures contracts and stock index futures contracts, not currency futures contracts.

         An interest rate futures contract either binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract, or binds the parties to settle in cash based upon the interest rate or rate index at the expiration of the contract. A public market currently exists for futures contracts the prices of which are related to interest rates on, among other instruments, long-term U.S. Treasury Bonds, three-month U.S. Treasury Bills, U.S. Treasury Notes and three-month Eurodollars.

         Stock index futures contracts bind the purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the trade price of the futures contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the trade price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the trade price over the value of the index. A public market currently exists for stock index futures contracts based on, among other indices, the S&P 500 Composite Index, the New York Stock Exchange Composite Index, the Value Line Stock Index and the Dow Jones Industrial Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts.

         A stock index futures contract provides that a person with an open position in such a contract will be entitled to receive, or be obligated to pay, cash amounts on a daily basis during the period such position is held based on the difference between the current price level of such contract and the price at which the contract is originally made.

         An option on a financial futures contract gives the holder (purchaser) the right, but not the obligation in return for payment of the premium (option price), to acquire either a long or short position (a long position if the option is a call and a short position of the option is a put) in the futures contract at a specified exercise price at any time during the option exercise period. The writer of the financial futures option is required upon exercise to assume the opposite position on the financial futures contract.

     Transactions in Financial Futures Contracts

         Transactions by the Asset Allocation Fund in financial futures contracts will be executed on U.S. boards of trade designated by the CFTC as contract markets or registered by the CFTC as derivatives transaction execution facilities through a futures commission merchant (an "FCM") which is a member of the relevant board of trade. The clearing houses associated with such boards of trade, effectively guarantee that the payments due in respect of financial futures contracts will be made so that a contract party need not rely solely on the solvency of individual traders or brokers for the satisfaction of the obligations under open positions.

         At the time the Asset Allocation Fund enters into a financial futures contract, it will generally be required to deposit with the Trust's custodian in a segregated account in the name of its FCM as "initial margin" a specified amount of cash or cash equivalents per contract. Thereafter, subsequent payments of "variation margin" are made daily to or from this segregated account based upon daily changes in the value of the contract (a process known as "marking to market"). Initial margin is in the nature of a performance deposit which is returned to the Asset Allocation Fund unless it defaults in making variation margin payments. Variation margin is the settlement made each day between the Asset Allocation Fund and the FCM based upon fluctuations in the price level of such contracts, which under normal market conditions directly reflect fluctuations in the level of the security, interest rate or stock index on which the contract is based. A person with a long position in a financial futures contract (a purchaser) will be entitled to receive payments to the extent that the market price level of such futures contract increases above the level at which the purchaser acquired the long position, and will be obligated to make payments to the extent that such market price level falls below the acquisition price level. The converse is the case for a person with a short position in a stock futures contract (a seller).

         Upon exercise of a financial futures option, the simultaneous acquisition of open positions in the underlying futures contract by the person exercising the option and the writer is accompanied by delivery of the accumulated cash balance in the writer's future margin account, which represents the amount by which the market position of these futures contracts, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the strike price of the futures option. If the financial futures option is exercised on the last trading day for such option, the writer delivers to the holder cash in an amount equal to the difference between the option strike price and the closing level of the relevant security, interest rate or stock index on the date the option expires.

         If the proposed changes in the Asset Allocation Fund's fundamental investment policies are approved, the Asset Allocation Fund may sell interest rate futures contracts to hedge against the possibility that increases in interest rates or other factors may result in a general decline in prices of securities owned by it. The Asset Allocation Fund may sell stock index futures contracts to hedge against the possibility a general decline in prices of securities owed by it. Assuming that any decline in the securities being hedged is accompanied by a decline in the debt instrument or stock index chosen as a hedge, the sale of a futures contract on that debt instrument or stock index may generate gains that can wholly or partially offset any decline in the value of the Asset Allocation Fund's securities exposure which have been hedged.

         The Asset Allocation Fund may purchase stock index futures contracts to hedge against increases in equity prices. The Asset Allocation Fund may purchase interest rate futures contracts to hedge against the possibility of lower long-term interest rates and a likely concomitant increase in prices of securities to be purchased by it. Such a strategy is intended to secure a position in the futures market intended to approximate the economic equivalent of a position in the securities market. The Asset Allocation Fund may purchase appropriate financial futures contracts only when it intends to purchase the underlying securities that may be affected by such decreases in interest rates or increases in equity prices (as the case may be) and will purchase such financial futures contracts in approximately the amount being hedged.

         The Asset Allocation Fund may also purchase call and put options on financial futures contracts and write covered call options on financial futures contracts of the types which the Asset Allocation Fund is authorized to enter into. The Asset Allocation Fund also may write covered put options on interest rate and stock index futures contracts.

         As a matter of non-fundamental investment policy, the Asset Allocation Fund will not enter into financial futures contracts purchase any options on such contracts or purchase stock index options if immediately thereafter the aggregate initial margin or premiums (less the amount by which any such options are "in-the-money" at the time of purchase) would exceed 5% of the value of the Asset Allocation Fund's total assets (after taking into account any unrealized profits and losses on such instruments). As a result of this limitation, together with the limitation that trading in stock index futures contracts and options on such contracts must be for hedging purposes, the Asset Allocation Fund believes that it will be eligible to obtain an exclusion from registration as a "commodity pool operator" under the Commodity Exchange Act.

     Risk Factors Relating to Financial Futures Contracts

         Several risk factors are associated with trading financial futures contracts and options on such contracts. These risks, which were considered by the Board in approving the above proposed changes, include: (i) an imperfect correlation, limiting the effectiveness of any hedging the Asset Allocation Fund may attempt in the futures market, between the change in market value and the securities in the Asset Allocation Fund's portfolio and the prices of financial futures contracts and options on such contracts in the Asset Allocation Fund's portfolio due to the securities held by the Asset Allocation Fund not fully replicating the securities on which the related security, interest rate or stock index is based; (ii) possible illiquidity in the markets for financial futures contracts and options on such contracts which could result in the Asset Allocation Fund's inability to close out an existing position resulting in a continuing exposure to adverse price movements; (iii) the highly leveraged nature of financial futures contracts and the writing of options on such contracts, resulting in high price volatility; (iv) the fact that the decision of whether, when and how to hedge involves the exercise of skill and judgment, and unless the adviser correctly predicts market movements it is possible that as to a particular hedge the Asset Allocation Fund would have been better off had a decision to hedge not been made; and (v) the possibility that a financial futures option purchased by the Asset Allocation Fund may expire worthless, in which case the Asset Allocation Fund would lose the premium paid for it. In addition, in response to the market turbulence in October 1987, certain exchanges and boards of trade adopted new or more stringent daily price fluctuation limits (the maximum amount that the price of a financial futures contract may vary up or down from the previous day's settlement price) and increased margin requirements for financial futures contracts, and there is a possibility of significant additional new regulation of the markets for financial futures contracts and options on such contracts as a result of regulatory and Congressional response to such turbulence.

         The price level of a financial futures contract should be determined by the current level of the related security, interest rate or stock index, after adjustment to reflect that a person with a long open futures position will receive interest on the funds that otherwise would have been used to acquire the stocks which comprise such index but, at the same time, recognizing that the purchaser will receive no dividends on the futures position since the stocks are not actually acquired. In turbulent market conditions, however, the price level of financial futures contracts can become disassociated from the level of the related stock index (as, in fact, happened during October 1987), materially impairing the usefulness of the financial futures markets for hedging stock positions.

     Recommendation and Vote Required

         At this meeting, shareholders of the Asset Allocation Fund will be asked to approve the changes to the fundamental investment policies of the Asset Allocation Fund described above. Approval of Proposal 5 by the Asset Allocation Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Asset Allocation Fund as defined in the Investment Company Act. Under the Investment Company Act, this means the affirmative vote of the lesser of (i) 67% or more of the Asset Allocation Fund's shares present at this meeting in person or by proxy, if the holders of more than 50% of the outstanding shares of the Asset Allocation Fund are present at this meeting or represented by proxy or (ii) more than 50% of the Asset Allocation Fund's outstanding shares. Abstentions and broker non-votes will not formally be counted as "FOR" or "AGAINST" Proposal 5, but will be included in the number of shares represented at this meeting in person or by proxy for quorum purposes. Since Proposal 5 requires a percentage of the votes outstanding or present, this means that abstentions and broker non-votes will effectively be a vote against Proposal 5. If any of Proposals 3, 4 and 5 are not approved, none of these Proposals will be implemented and the Asset Allocation Fund will continue to operate under the Current Advisory Agreement and without any changes to the investment advisor or the fundamental investment policies.

     The Board recommends that shareholders of the Asset Allocation Fund vote "FOR" the approval of the changes to the fundamental investment policies the Asset Allocation Fund.


                              -------------------

                             Additional Information

         The Trust is not required to hold annual meetings of shareholders and the Trust currently does not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Declaration. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy or informational material and the holding of shareholder meetings, as well as the related expenditure of corporate staff time.

         A shareholder proposal intended to be presented at any meeting of shareholders of the Trust hereafter called must be received by the Trust a reasonable time before the proxy statement is to be transmitted to security holders for information regarding such proposal to be included in such proxy statement. Likewise, a shareholder proposal intended to be presented at any meeting of shareholders of the Trust hereafter called must be received by the Trust a reasonable time before the Board' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting. In either case, the mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. A shareholder desiring to submit a proposal for presentation at a meeting of shareholders should send the proposal to the offices of AAI, the Trust's administrator, at Aon Center, 200 East Randolph Street, Chicago, Illinois 60601.

         The Trust knows of no other matters that may come before this meeting.

By Order of the Board of Trustees

                                                /s/ Catherine M. Lyczko
                                                Catherine M. Lyczko
                                                Secretary

                                    AON FUNDS
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

         The undersigned hereby revokes all previous proxies and constitutes and appoints Michael A. Conway and Diane M. Aigotti as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of Aon Funds to be held at the Aon Center, Room 3W22A, 200 East Randolph Street, Chicago, Illinois 60601 on Wednesday, February 20, 2002, at 8:30 a.m., local time, and any adjournments thereof, with respect to the matters set forth below and described in the Notice of Special Meeting and Proxy Statement dated January 18, 2002, receipt of which is hereby acknowledged.


-------------------------  --------     -------------------------      --------
Signature                  Date         Signature (Joint Owners)       Date


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES AND THE PROPOSALS AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. Please indicate by marking the appropriate box below.

Shareholders of All Funds Voting Together
1. To elect the Nominees to the Board of Trustees:  For    Withhold    For All
                                                    All       All      Except
     Diane M. Aigotti       Ellen S. Alberding      [ ]       [ ]        [ ]

     Michael A. Cavataio    Michael A. Conway              To withhold authority
                                                           for any nominee(s),
     James H. Harris        Carleton D. Pearl              mark the "For All
                                                           Except" box and cross
     Charles A. Tribbett                                   out the name(s) on
                                                           the list to the left.

                                                    For     Against    Abstain
2. To ratify the selection Ernest & Young LLP as
   the independent auditors                         [ ]       [ ]        [ ]

Only Shareholders of the Asset Allocation Fund
3. To approve the new Investment Advisory Agreement [ ]       [ ]        [ ]
4. To approve the new Sub-Advisory Agreement        [ ]       [ ]        [ ]
5. To approve changes to the fundamental investment [ ]       [ ]        [ ]
   policies of the Asset Allocation Fund to remove limitations on investments by the Asset
   Allocation Fund in options, futures and swap contracts

--------------------------------------------------------------------------------
Your vote is important. If you are unable to attend the meeting in person, we urge you to vote by proxy. Your prompt voting by proxy will help assure a quorum at the meeting. Voting by proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is exercised by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.
--------------------------------------------------------------------------------

          PLEASE MAIL TO (a self addressed envelope has been provided):
      Nina Danao, Aon Advisors, Inc. , 200 East Randolph Street, 4th Floor,
                            Chicago, Illinois 60601

                             THANK YOU FOR YOUR VOTE

                                    Exhibit A



                          INVESTMENT ADVISORY AGREEMENT

     This Agreement (hereinafter the "Agreement") made this ____ day of February, 2002 by and between Aon Funds, a Delaware business trust (hereinafter the "Trust"), an open-ended management company registered under the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Aon Advisors, Inc., a Virginia corporation (hereinafter the "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940.

1.   Furnishing of Documents.
     ------------------------

     1.1 The Trust has furnished the Advisor with copies of each of the following documents:

     (a)  Agreement and Declaration of Trust of the Trust;

     (b)  Bylaws of the Trust as in effect on the date hereof;

     (c) The Trust's effective registration statement on Form N-lA as filed with the Securities and Exchange Commission ("SEC"), which includes all statements of the investment objective, policies and restrictions of the Fund of the Trust referred to below.

     1.2 The Trust will furnish the Advisor, from time to time, with copies of all amendments of or supplements to the foregoing, if any.

     1.3 The Advisor will be entitled to rely on all documents so furnished by the Trust.

2.   Investment Advisory Services.
     -----------------------------

     2.1 Subject to the supervision and approval of the Trust's trustees (the "Trustees"), the Trust hereby employs the Advisor to act as the investment advisor to, and manager of, the Trust's Asset Allocation Fund (hereinafter the "Fund").

     2.2 The Advisor hereby agrees to manage the investment and reinvestment of the assets of the Fund, at its own expense, in accordance with the Fund's investment objective, policies and restrictions as stated in the documents referred to in Section l.1(a), (b) and (c) and Section 1.2 hereof.

     2.3 The Advisor agrees, for the term of this Agreement, to assume the obligations set forth in this Agreement for the compensation provided and on the other terms and conditions set forth in this Agreement.

     2.4 The Advisor shall:

     (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable;

     (b) conduct a continuous program of investment and reinvestment with respect to the Fund's assets and, with respect thereto, the Advisor is hereby granted full authority by the Trust to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Fund's account and to manage the investments and any other property of the Fund, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments;

     (c) consult with and report to the Trustees, or any committees or officers acting pursuant to authority of the Trustees, at such times and in such manner as the Trustees may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Fund; and

     (d) at the Trust's request, provide persons to serve as trustees and officers of the Trust.

     2.5 Subject to the approval of the Trustees, the Fund's shareholders, if required by law, and other applicable legal requirements, the Advisor may enter into any advisory or sub-advisory agreement or contract with another affiliated or unaffiliated entity pursuant to which such entity will carry out some or all of the Advisor's responsibilities listed above.

3.   Investment Advisory Fee.
     ------------------------

     3.1 In consideration of all services rendered pursuant to Section 2 of this Agreement, the Fund shall pay to the Advisor, after the end of each calendar month, a fee, accrued daily and based upon the average daily net asset value of the Fund for the month (or portion thereof during which this Agreement is in effect), at an annual rate of 0.75% of the first $25 million of such daily net asset value, 0.60% of the next $25 million of such daily net asset value, 0.45% of the next $50 million of such daily net asset value; and 0.35% thereafter.

     3.2 If on any day there is no determination of the net asset value of the Fund as a result of a suspension of the right of redemption of Fund shares or for any other reason, then for the purpose of this Section 3, the net asset value of the Fund as last determined will be deemed to be the net asset value for such day.

4.   Expenses.
     ---------

     4.1 The Advisor will bear all expenses in connection with the performance of its services under this Agreement.

     4.2 The Trust or the Fund will assume and pay, or enter into arrangements providing for the direct payment subject to reimbursement of, all other expenses incurred in the operation of the Fund or the Trust that are incurred by or allocated to the Fund, including:

     (a) taxes and fees payable by the Fund or the Trust to federal, state or other government agencies;

     (b)  brokerage fees and commissions, and issue and transfer taxes;

     (c)  interest;

     (d) Trustees' annual retainer and meeting attendance fees and expenses of Trustees who are not directors, officers or employees of the Advisor or of any affiliated person, other than a registered investment company, of the Advisor;

     (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities;

     (f) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services,

     (g) outside legal fees and expenses in connection with the affairs of the Trust, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities;

     (h)  charges and expenses of outside auditors;

     (i)  costs of meetings of shareholders and Trustees of the Trust;

     (j) costs of maintenance of the Trust's existence as a Delaware business trust;

     (k)  insurance premiums;

     (l)  investment advisory fees;

     (m) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;

     (n) costs and fees associated with delivering reports to and making filings with the SEC and state Blue Sky authorities;

     (o)  costs relating to administration of the Trust's general operations;

     (p)  costs relating to the Trust's own employees, if any; and

     (q) costs of preparing, printing and delivering the Trust's prospectuses and statements of additional information to existing shareholders of the Fund.

5.   Reimbursement.
     --------------

     5.1 If in any fiscal year, the aggregate expense of the Fund, including fees pursuant to this Agreement, but excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds 1.25% of the average daily net assets of the Fund, the Advisor will reimburse the Fund for such excess. This expense reimbursement obligation is not limited to the amount of the fees received hereunder and will be estimated, reconciled and paid on a monthly basis.

6.   Fund Transactions and Brokerage.
     --------------------------------

     6.1 The Fund's transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Fund. The Fund's transactions in fixed income and money market securities shall usually be effected with the issuer or with a dealer in such instruments acting as principal on a net basis. The Fund also may purchase underwritten issues, which involve an underwriting discount or commission. Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are to be made by the Advisor or, if applicable, the appropriate sub-advisor.

     6.2 Neither the Advisor nor any company affiliated with it shall act as a broker or dealer for the purpose of executing portfolio transactions for the Fund.

     6.3 The primary consideration in allocating transactions to dealers and brokers shall be prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). Consideration also may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust, the Fund, the Advisor or, if applicable, to the appropriate sub-advisor. The Advisor or sub-advisor is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Advisor or sub-advisor, as the case may be, even though the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided that the Advisor or sub-advisor determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and research services include advice as to the value of securities, the advisability of investment in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Advisor or sub-advisor in serving other portfolios of the Trust, the Fund and other accounts managed by the Advisor or sub-advisor.

7.   Similar Activities for Others.
     ------------------------------

     7.1 The services of the Advisor to the Fund under this Agreement are not to be deemed exclusive and the Advisor will be free to render similar services to others so long as its services under this Agreement are not impaired. Investment decisions for the Fund will be made independently from those of other accounts that may be managed by the Advisor or sub-advisor. If, however, accounts managed by the Advisor or sub-advisor are simultaneously engaged in purchases of the same securities, then, pursuant to the authorization of the Trustees, available securities may be allocated to each account and may be averaged as to price in whatever manner the Advisor or sub-advisor deems to be fair.

         7.2 The parties to this Agreement understand that this system might adversely affect the price paid by the Fund, or limit the size of the position obtainable for the Fund. To the extent that transactions on behalf of more than one client of the Advisor or sub-advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Trust and the Fund recognize that there may be an adverse effect on price.

8.   Compliance and Maintenance of Records.
     --------------------------------------

     8.1 The Advisor agrees to manage the investment and reinvestment of the Fund's assets in compliance with the 1940 Act and rules and regulations thereunder. The Advisor also agrees to maintain and preserve, in accordance with the 1940 Act and rules thereunder, and for the periods prescribed by Rule 3la-2 under the 1940 Act, books and records with respect to the Fund's securities transactions required to be maintained by Rule 3la-1 under the 1940 Act.

     8.2 The Advisor further agrees that all records which it maintains for the Fund are the Trust's property and that the Advisor will surrender them to the Trust, its independent auditors, the Trustees, or as may be required by any government agency having jurisdiction over the Trust, promptly upon written request. The provisions of this Section 8 shall survive any termination of this Agreement.

9.   Dual Interests.
     ---------------

     9.1 It is understood by both parties that any of the shareholders, trustees, officers, employees and agents of the Trust may be a director, officer, employee or agent of, or be otherwise interested in, the Advisor, any affiliated person of the Advisor, or any organization in which the Advisor or any affiliated person of the Advisor may have an interest; and that the Advisor, and any such affiliated person or any such organization may have an interest in the Trust or the Fund.

     9.2 It is also understood by both parties that the existence of any such dual interest shall not affect the validity of any transactions hereunder, except as otherwise provided by specific provisions of applicable law, including the 1940 Act.

10.  Duration, Termination and Amendment of this Agreement.
     ------------------------------------------------------

     10.1 This Agreement shall not become effective, and the Advisor shall not serve or act as the Fund's investment advisor, unless and until this Agreement is approved by the Trust's board of trustees (the "Board"), including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the outstanding voting securities of the Fund.

     10.2 If approved as provided above, this Agreement shall continue in effect for two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either:

     (a)  by the Board; or

     (b) by a vote of a majority of the outstanding voting securities of the Fund.

In either event such continuance also must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

     10.3 This Agreement may, on sixty days' written notice, be terminated at any time, without the payment of any penalty, by the Board, by a vote of a majority of the Fund's outstanding voting securities of the Fund or by the Advisor.

     10.4 This Agreement shall automatically terminate in the event of its assignment.

     10.5 In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act, particularly the definitions of "interested person" and "assignment" and a "majority of the outstanding voting securities," shall be applied.

     10.6 Except as may otherwise be permitted by law, this Agreement shall not be amended without specific approval of such amendment by:

     (a) the vote of a majority of the outstanding voting securities of the Fund; and

     (b) the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to this Agreement and who are not interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such amendment.

11.  Liability of the Advisor.
     -------------------------

     11.1 In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor, or of its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Advisor or retained by it to perform or assist in the performance of its obligations under this Agreement (each of the foregoing, an "Advisory Affiliate"), neither the Advisor nor any Advisory Affiliate shall be subject to liability to the Trust or the Fund or to any shareholder of the Fund or to any other person with a beneficial interest in the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

12.  Use of Name "Aon," "Combined" and "Combined Specialty" Marks or Symbols.
     -----------------------------------------------------------------------

     12.1 If the Advisor ceases to act as the investment advisor, or, in any event, if the Advisor so requests in writing, the Trust agrees it will take all necessary action to change the name of the Trust and/or the Fund to a name not including the word "Aon," "Combined" and/or "Combined Specialty" and will cease to use any marks or symbols related thereto.

13.  Miscellaneous.
     --------------

     13.1 The Advisor may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of this Agreement. The compensation of any such persons will be paid by the Advisor, and no obligation will be incurred by, or on behalf of, the Trust with respect to them. In addition, the Trust understands that the persons employed by the Advisor to assist in the performance of its duties hereunder will not devote their full time to those duties, and that nothing contained herein will be deemed to limit or restrict the Advisor's right or the right of any of the Advisor's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     13.2 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     13.3 This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

     13.4 It is intended by the parties that this Agreement be governed by the law of the State of Illinois; however, this Agreement is also governed by, and subject to, the 1940 Act, and rules thereunder, including such exemptions therefrom as the SEC may grant.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized.

Attest:                                  Aon Funds


-------------------------------          -------------------------------
Secretary                                President





Attest:                                  Aon Advisors, Inc.


-------------------------------          -------------------------------
Secretary                                President





                Signature Page for Investment Advisory Agreement
                              Asset Allocation Fund

                                    Exhibit B


                        INVESTMENT SUB-ADVISORY AGREEMENT

     This Investment Sub-Advisory Agreement (hereinafter the "Agreement") made this ____ day of February, 2002 by and between Aon Advisors, Inc., a Virginia corporation (hereinafter the "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940, and Ned Davis Research, Inc., a Florida corporation (hereinafter the "Sub-Advisor").

1.   Furnishing of Documents.
     ------------------------

     1.1 The Advisor has furnished the Sub-Advisor with copies of each of the following documents:

     (a) Agreement and Declaration of Trust of the Aon Funds, a Delaware business trust (hereinafter the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter, the "1940 Act");

     (b)  Bylaws of the Trust as in effect on the date hereof;

     (c) The Trust's effective registration statement on Form N-lA as filed with the Securities and Exchange Commission ("SEC"), which includes all statements of the investment objective, policies and restrictions of the Fund of the Trust referred to below.

     1.2 The Advisor will furnish the Sub-Advisor, from time to time, with copies of all amendments of or supplements to the foregoing, if any.

     1.3 The Sub-Advisor will be entitled to rely on all documents so furnished by the Advisor.

     1.4 The Sub-Advisor has furnished the Advisor with a copy of the current Form ADV of the Sub-Advisor (including Part II thereof) and the Sub-Advisor will furnish the Advisor from time to time, with copies of any amendments or supplements thereto, if any.

2.   Services.
     ---------

     2.1 Subject to the supervision and approval of the Advisor and the officers and the Board of Trustees (hereinafter the "Board") of the Trust, the Advisor hereby engages the services of the Sub-Advisor in connection with the Advisor's management of the Trust's Asset Allocation Fund (hereinafter the "Fund").

     2.2 The Sub-Advisor hereby agrees to manage the investment and reinvestment of the assets of the Fund, at its own expense, in accordance with the Fund's investment objective, policies and restrictions as stated in the documents referred to in Sections l.1(a), (b) and (c) and Section 1.2 hereof and in compliance with applicable law and related regulations. In particular, the Sub-Advisor shall exercise its best efforts to ensure that the Fund continuously qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code of 1986, as amended.

     2.3 The Sub-Advisor agrees, for the term of this Agreement, to assume the obligations set forth in this Agreement for the compensation provided and on the other terms and conditions set forth in this Agreement.

     2.4 The Sub-Advisor shall:

     (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable;

     (b) conduct a continuous program of investment and reinvestment with respect to the Fund's assets and, with respect thereto, the Sub-Advisor is hereby granted full authority by the Advisor to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Fund's account and to manage the investments and any other property of the Fund, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments; and

     (c) consult with and report to the Advisor and the Board, or any committees or officers acting pursuant to authority of the Board, at such times and in such manner as the Board or the Advisor may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Fund.

3.   Fees.
     -----

     3.1 In consideration of all services rendered pursuant to Section 2 of this Agreement, the Advisor shall pay to the Sub-Advisor, after the end of each calendar month, a fee, accrued daily and based upon the average daily net asset value of the Fund for the month (or portion thereof during which this Agreement is in effect), at an annual rate of 0.65% of the first $25 million of such daily net asset value, 0.50% of the next $25 million of such daily net asset value, 0.35% of the next $50 million of such daily net asset value and 0.25% thereafter.

     3.2 If on any day there is no determination of the net asset value of the Fund as a result of a suspension of the right of redemption of Fund shares or for any other reason, then for the purpose of this Section 3, the net asset value of the Fund as last determined will be deemed to be the net asset value for such day.

4.   Expenses.
     ---------

     4.1 The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement.

5.   Registration.
     -------------

     5.1 The Sub-Advisor is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Sub-Advisor shall notify Advisor immediately if Sub-Advisor ceases to be so registered as an investment advisor.

6.   Fund Transactions and Brokerage.
     --------------------------------

     6.1 The Fund's transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Fund. The Fund's transactions in fixed income and money market securities shall usually be effected with the issuer or with a dealer in such instruments acting as principal on a net basis. The Fund also may purchase underwritten issues, which involve an underwriting discount or commission. Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are to be made by the Sub-Advisor.

     6.2 Neither the Sub-Advisor nor any company affiliated with it shall act as a broker or dealer for the purpose of executing portfolio transactions for the Fund.

     6.3 The primary consideration in allocating transactions to dealers and brokers shall be prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). Consideration also may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust, the Fund, the Advisor or the Sub-Advisor. The Sub-advisor is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Advisor or Sub-Advisor, as the case may be, even though the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided that the Sub-Advisor determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and research services include advice as to the value of securities, the advisability of investment in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Advisor or Sub-Advisor in serving other portfolios of the Trust, the Fund and other accounts managed by the Advisor or Sub-Advisor.

7.   Similar Activities for Others.
     ------------------------------

     7.1 The services of the Sub-Advisor to the Advisor under this Agreement are not to be deemed exclusive and the Sub-Advisor will be free to render similar services to others so long as its services under this Agreement are not impaired. Investment decisions for the Fund will be made independently from those of other accounts that may be managed by the Advisor or the Sub-Advisor. If, however, accounts managed by the Sub-Advisor are simultaneously engaged in purchases of the same securities, then, pursuant to the authorization of the Board, available securities may be allocated to each account and may be averaged as to price in whatever manner the Sub-Advisor deems to be fair.

     7.2 The Sub-Advisor has disclosed to the Trust and the Fund that this system might adversely affect the price paid by the Fund, or limit the size of the position obtainable for the Fund. To the extent that transactions on behalf of more than one client of the Sub-Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Trust and the Fund have informed the Advisor that they recognize that there may be an adverse effect on price.

8.   Compliance and Maintenance of Records.
     --------------------------------------

     8.1 The Sub-Advisor agrees to manage the investment and reinvestment of the Fund's assets in compliance with the 1940 Act and rules and regulations thereunder. The Sub-Advisor also agrees to maintain and preserve, in accordance with the 1940 Act and rules thereunder, and for the periods prescribed by Rule 3la-2 under the 1940 Act, books and records with respect to the Fund's securities transactions required to be maintained by Rule 3la-1 under the 1940 Act.

     8.2 The Sub-Advisor further agrees that all records which it maintains for the Fund are the Trust's property and that the Sub-Advisor will surrender them to the Advisor, the Trust, the Trust's independent auditors, the Board, or as may be required by any government agency having jurisdiction over the Trust, promptly upon written request. The provisions of this Section 8 shall survive any termination of this Agreement.

9.   Confidentiality.
     ----------------

     9.1 The Sub-Advisor agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Advisor or the Board has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities, or is necessary and proper to the Sub-Advisor's fulfilling its duties hereunder.

10.  Duration, Termination and Amendment of this Agreement.
     ------------------------------------------------------

     10.1 This Agreement shall not become effective, and the Sub-Advisor shall not perform any services for or on behalf of the Advisor, unless and until this Agreement is approved by the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the outstanding voting securities of the Fund.

     10.2 If approved as provided above, this Agreement shall continue in effect for two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either:

     (a)  by the Board; or

     (b) by a vote of a majority of the outstanding voting securities of the Fund.

In either event such continuance also must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust, the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

     10.3 This Agreement may, on sixty days' written notice, be terminated at any time, without the payment of any penalty, by the Advisor, the Board, by a vote of a majority of the Fund's outstanding voting securities of the Fund or by the Sub-Advisor.

     10.4 This Agreement shall automatically terminate in the event of its assignment.

     10.5 This Agreement shall automatically terminate in the event of the termination for any reason of the Investment Advisory Agreement relating to the Asset Allocation Fund by and between Aon Funds, a Delaware business trust and Aon Advisors, Inc., a Virginia corporation, dated February ___, 2002.

     10.6 In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act, particularly the definitions of "interested person" and "assignment" and a "majority of the outstanding voting securities," shall be applied.

     10.7 Except as may otherwise be permitted by law, this Agreement shall not be amended without specific approval of such amendment by:

     (a) the vote of a majority of the outstanding voting securities of the Fund; and

     (b) the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to this Agreement and who are not interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such amendment.

11.  Liability of the Sub-Advisor.
     -----------------------------

     11.1 In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-Advisor, or of its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Sub-Advisor or retained by it to perform or assist in the performance of its obligations under this Agreement (each of the foregoing, a "Sub-Advisory Affiliate"), neither the Sub-Advisor nor any Sub-Advisory Affiliate shall be subject to liability to the Advisor, the Trust or the Fund or to any shareholder of the Fund or to any other person with a beneficial interest in the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Advisor, the Trust or the Fund or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

12.  Use of Names.
     -------------

     12.1 During the term of this Agreement, the Trust shall have the right tot use the Sub-Advisor's name in all materials relating to the Fund; provided, that, prior to the distribution of such materials, the Sub-Advisor has had the opportunity to review such materials an consents in writing to the distribution thereof, such consent not to be unreasonably withheld.

13.  Miscellaneous.
     --------------

     13.1 The Sub-Advisor may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of this Agreement. The compensation of any such persons will be paid by the Sub-Advisor, and no obligation will be incurred by, or on behalf of, the Advisor or the Trust with respect to them. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of its duties hereunder will not devote their full time to those duties, and that nothing contained herein will be deemed to limit or restrict the Sub-Advisor's right or the right of any of the Sub-Advisor's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     13.2 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     13.3 This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

     13.4 It is intended by the parties that this Agreement be governed by the law of the State of Illinois; however, this Agreement is also governed by, and subject to, the 1940 Act, and rules thereunder, including such exemptions therefrom as the SEC may grant.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized.

Attest:                                  Aon Advisors, Inc.


-------------------------------          -------------------------------
Secretary                                President





Attest:                                  Ned Davis Research, Inc.


-------------------------------          -------------------------------
Secretary                                President